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                                                                    EXHIBIT 10.1





                     UNITED COMPANIES FINANCIAL CORPORATION

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
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                               TABLE OF CONTENTS

                                                                                PAGE
ARTICLE I                 INTRODUCTION . . . . . . . . . . . .                   1

ARTICLE II                DEFINITIONS  . . . . . . . . . . . .                   3

ARTICLE III               ELIGIBILITY AND PARTICIPANTS . . . .                  33

ARTICLE IV                CONTRIBUTIONS TO THE TRUST . . . . .                  35

ARTICLE V                 ALLOCATION OF EMPLOYER
                          CONTRIBUTIONS  . . . . . . . . . . .                  38

ARTICLE VI                INVESTMENT OF TRUST ASSETS:
                          ALLOCATIONS TO PARTICIPANT'S
                          ACCOUNT  . . . . . . . . . . . . . .                  40

ARTICLE VII               DISTRIBUTION OF BENEFITS . . . . . .                  43

ARTICLE VIII              LIMITATIONS ON ALLOCATIONS . . . . .                  56

ARTICLE IX                PLAN ADMINISTRATOR . . . . . . . . .                  60

ARTICLE X                 RESTRICTIONS ON DISPOSITION  . . . .                  65

ARTICLE XI                NO REVERSION TO EMPLOYER . . . . . .                  66

ARTICLE XII               TRUSTEE POWERS, RIGHTS AND DUTIES  .                  67

ARTICLE XIII              AMENDMENT, TERMINATION,
                          OR DISCONTINUANCE  . . . . . . . . .                  75

ARTICLE XIV               CLAIMS FOR BENEFITS:  DENIALS AND
                          APPEALS . . . . . . . . . . . . . . .                 77

ARTICLE XV                FUNDING . . . . . . . . . . . . . . .                 78

ARTICLE XVI               TOP-HEAVY PLAN LIMITS  . . . . . . . .                79

ARTICLE XVII              LOAN PROVISIONS  . . . . . . . . . . .                80

ARTICLE XVIII             RIGHTS AND OPTIONS ON DISTRIBUTED
                          SHARES OF COMPANY STOCK  . . . . . . .                87

ARTICLE XIX               VALUATION OF EMPLOYER SECURITIES:
                          TRANSACTIONS INVOLVING
                          EMPLOYER SECURITIES  . . . . . . . . .                88

ARTICLE XX                MISCELLANEOUS  . . . . . . . . . . . .                91

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                     UNITED COMPANIES FINANCIAL CORPORATION


                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         BE IT KNOWN, that on the 1st day of September , 1994, and at the places hereinafter written, and in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

         UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana with its principal place of business located at 4041 Essen Lane, Baton Rouge, LA 70809,
         represented herein by  Dale E. Redman   , its Executive Vice
         President, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof

         (hereinafter referred to as "Company" or "Employer");

                                      AND

         HIBERNIA NATIONAL BANK, a national banking association organized under the laws of the United States of America, with its principal place of business in Baton Rouge, Louisiana, represented by its undersigned Trust Officer, duly authorized to represent the Bank

         (hereinafter referred to as "Trustee").


                                  WITNESSETH:

         WHEREAS, the Employer wishes to reward the performance of its employees and to aid them in providing for themselves and their families; and

         WHEREAS, the Plan herein has been formulated by the Board of Directors of the Company and said Board has resolved that in its opinion the continuation and restatement of the Plan and Trust is advisable; and



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         WHEREAS, for the purpose of carrying out the Plan, the Board of
Directors has authorized its officers to enter into an agreement of Trust with the above named Trustee(s);

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, it is mutually covenanted and agreed as follows:


                                   ARTICLE I
                                  INTRODUCTION

         A Profit Sharing Plan was originally adopted by the Company, effective January 1, 1960, as evidenced by an agreement entered into on December 31, 1960. The Profit Sharing Plan, as evidenced by the aforementioned trust agreement, including all amendments thereto, provided certain benefits, including retirement, death, disability and termination benefits, to employees who were eligible to participate thereunder, and such plan, as converted to a stock bonus plan on September 1, 1975, as amended and restated July 11, 1984, as amended and restated November 17, 1990, and as amended thereafter and as in effect on this date is hereinafter referred to as "Superseded Plan."

         Effective on the Effective Date of the amendment as herein defined, the above described Superseded Plan has been amended and restated as set forth in this agreement by and between United Companies Financial Corporation and Hibernia National Bank as Trustee, entitled UNITED COMPANIES FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan" or "Trust or "Plan and Trust"). The Superseded Plan is specifically designated as a leveraged employee stock ownership plan as that term is defined in Code section 4975(e)(7). The restatement of the Superseded Plan as the Plan and Trust is continuous and uninterrupted, and no gap either in time or effect exists between them or shall ever be construed to exist between them.

         The Plan is designed to invest primarily in Qualifying Employer Securities. The purpose of the Plan, as revised and restated, is to enable eligible Employees of the Employer to share in the profits of the Employer's business, to assist and encourage Employees to maintain a regular savings program, to provide an effective means for them to accumulate funds for their own retirement, to afford greater inducement for them to remain in the service of the Employer, and to enable them to share in the appreciation or depreciation and in the distribution of Qualifying Employer Securities accumulated in accordance with the Plan and Trust.

         Each Employee's interest hereunder and all assets acquired under the Plan as a result of Employer Contributions thereto and all income and other additions thereto shall be administered,





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distributed, forfeited or otherwise governed by the provisions of this Plan.
The Plan and Trust is designed to provide a technique of corporate finance for the Employer as well as intended to be for the exclusive benefit of Participants in the Plan and their Beneficiaries. Accordingly, it may be used to accomplish the following objectives:

                 (1) To meet general financing requirements of the Employer, including capital growth and transfers in the ownership of Employer Stock.

                 (2) To receive Loans (or other extensions of credit) to finance the acquisition of Qualifying Employer Securities with such Loans (or credit) secured by the Qualifying Employer Securities acquired with the proceeds of the Loan, by the guarantee of the Employer or an owner or Affiliate of the Employer, or by a commitment by the Employer to pay Employer Contributions to the Trust in amounts sufficient to enable principal and interest on such Loans to be paid.

         All covered Employees will be treated alike under the Plan and Trust; however, all benefits accrued to the benefit of Employees covered under the Superseded Plan as of the Effective Date of this restatement and amendment have been preserved for such Employees and such amounts will be credited to their accounts under the Plan or made available to them as distributions from the Plan as provided herein.


                                   ARTICLE II
                                  DEFINITIONS

         In this Plan, unless the context clearly implies otherwise, the singular includes the plural, and the masculine includes the feminine and the following words and phrases shall have the meanings set forth in this Article:

         2.01 "ACCRUED BENEFIT" means the balance of each Participant's account. A Participant's right to his Accrued Benefit shall be nonforfeitable upon his death, his attaining Normal Retirement Age, or in the event he suffers a Disability.

         2.02 "ADJUSTMENT FACTOR" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

         2.03 "AFFECTED EMPLOYEE" shall mean an Employee who is affected by a partial termination of the Plan. In the case of the partial termination resulting from the disposition of Foster Mortgage Corporation and/or its assets or business, the group of





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Affected Employee consists of those Employees who satisfy the following conditions:

         (a) The Employee has commenced participation in the Plan on or before September 30, 1993;

         (b) The Employee is employed by Foster Mortgage Corporation on September 30, 1993 and does not at any time between September 30, 1993 and December 31, 1993 (prior to actual distribution of his benefit) complete an Hour of Service for the Company or for an Affiliated Employer other than Foster Mortgage Corporation; and

         (c) The Employee is in the Eligible Class of Employees at September 30, 1993.

         2.04 "AFFILIATED EMPLOYER" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an Affiliated Service Group which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

         2.05 "AFFILIATED SERVICE GROUP" shall mean a group consisting of corporations or other entities with employees, one or more of which is a primary service organization and one or more of which is a service organization providing services to the primary service organization(s). The terms "primary service organization" and "service organization" shall be as defined in section 414(m) of the Code and the term "Affiliated Service Group" is intended to include all entities which are members of a group having the relationship described in section 414(m).

         2.06 "AGE" of a person as determined with respect to any date shall mean the age on his most recent Birthday.

         2.07 "AGGREGATION GROUP" shall mean the group of qualified Plans maintained by the Employer (including all commonly controlled employers and all members of an Affiliated Service Group with the Employer) which are aggregated with the Plan for purposes of determining whether the Plan (and all aggregated plans) is a Top-Heavy Plan. The required Aggregation Group means all such plans in which a Key Employee participates, and all other plans of the Employer which enable any plan of the Employer in which a Key Employee participates to meet the requirements of Code sections 401(a)(4) or 410. The permissive Aggregation Group means the required Aggregation Group, plus any other plan or plans of the Employer which, considered together as a group with





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
the required Aggregation Group would continue to satisfy Code sections 401(a)(4) and 410. Plans of the Employer which are in the permissive Aggregation Group shall be included if the Plan Administrator of the Plan or Plans, if required to be aggregated, and the Plan Administrator of the plan or plans, if any, not required to be aggregated but allowed to be aggregated concur in writing to such aggregation on or before the last day of the first Plan Year to which the Top-Heavy rules apply. If the Plans not required to be aggregated would not be Top-Heavy, and if the group, including such plans, would be Top-Heavy for a Plan Year, then such plans shall not be included in the Aggregation Group for such Plan Year.

         2.08 "ALLOCATION LIMITATION YEAR" or "LIMITATION YEAR" means the calendar year, unless another twelve (12) consecutive month period is adopted by the Company for all plans of the Employer and all affiliated Employers pursuant to a written resolution of the Board.

         2.09 "ANNIVERSARY DATE" means January 1, 1989 and each succeeding anniversary thereof.

         2.10 "ANNUAL ADDITION" shall mean the amount allocated to a Participant's account during the Limitation Year that constitutes: (i) Employer Contributions, (ii) Employee Contributions, (iii) Forfeitures, and
(iv) Amounts described in sections 415(l)(1) and 419A(d)(2) of the Code.

         Amounts forfeited and reapplied to reduce Employer Contributions shall also be included as Annual Additions. The Excess Amount applied under section 8.01(d) to reduce Employer Contributions will be considered an Annual Addition for the Limitation Year of such reduction.

         In the event that no more than one-third of Employer Contributions which are deductible under Code section 404(a)(9) as repayments of principal or interest on a Loan incurred for the purpose of acquiring Qualifying Employer Securities are allocated to Participants who are Highly Compensated Employees, Annual Additions shall not include

                 (a) Forfeitures of Employer Securities acquired with the proceeds of such a Loan; and

                 (b) Employer Contributions which are deductible under Code section 404(a)(9)(B) as Contributions used to pay the interest due on such a Loan, and which are charged against the Participant's account.

         Such exclusions shall apply to Forfeitures of Employer Securities purchased with the proceeds of a Loan and payments of interest on such Loans for all employee stock ownership plans of





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
all employers which are aggregated for the purposes of determining the limitations on Contributions and benefits for any Participant under Article VIII and Code section 415.

         2.11 "BENEFICIARY" shall mean the person or persons (including an individual, testamentary or intervivos trust, estate, partnership, corporation, or other person or combination thereof) entitled to receive his Accrued Benefit at his death by executing the form prescribed by the Plan Administrator. If no designation is made or if the designation made is invalid, then the Beneficiary shall be deemed to be the Participant's spouse, if the spouse survives him; or if none then his surviving children, if any, sharing equally; or if none, then his surviving heirs at law, if any, sharing equally or if none, then his estate; however, if a Court of competent jurisdiction directs the payment to any other person, such as pursuant to a Qualified Domestic Relations Order, then such person shall be deemed the Beneficiary hereunder. A designated or deemed Beneficiary may waive his rights as a Beneficiary by written notice to the Trustee prior to distribution, in which case the Beneficiary shall be determined as if such person were not designated or deemed a Beneficiary.

         2.12  "BOARD" means the board of directors of the Company.

         2.13  "BREAK IN SERVICE" or "ONE YEAR BREAK IN SERVICE" means a twelve
(12) consecutive month period during which the Participant has not completed 500 Hours of Service, except that a Participant shall not incur a One-Year Break in Service while on an authorized leave of absence. The twelve (12) consecutive month period shall be the same as the period used to compute Years of Service as defined in this Article II.

         2.14 "CODE" means the Internal Revenue Code of 1986, as amended and in effect at the time of execution of this Plan & Trust document.

         2.15 "COMMON CONTROL" of a corporation, partnership or proprietorship or other entity with the Employer shall mean that such corporation is in the relationship to the Employer described in section 414(b) of the Code or that such other entity is in the relationship to the Employer described in section 414(c) of the Code. For purposes of applying the limitations of Article VIII, section 414(b) and section 414(c) of the Code shall be as modified by section 415(h) of the Code.

         2.16 "COMMON-LAW EMPLOYEE" a person who is an employee of the employer or who was an employee of a Former Employer which maintained a retirement plan which is a predecessor Plan to this Plan, but who is not and was not a Self- Employed Individual with respect to such Employer or Former Employer.





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
         2.17  "COMPANY" means UNITED COMPANIES FINANCIAL CORPORATION.

         2.18 "COMPANY STOCK" shall mean that class of common stock of the Company which is publicly traded.

         2.19 "COMPENSATION" for a Participant for a Plan Year means such a Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) specifically including for purposes of Articles IV and V, but not for purposes of Articles VIII and XVI, any amounts which would be includible in a Participant's income but for the fact that he made an election under a flexible benefits program (as described in Code Section 125) maintained by the Employer or Elective Deferrals under the United Companies Financial Corporation Employees' Savings Plan.

         Compensation shall, however, exclude the following:

                 (a) Employer contributions to a plan of deferred compensation to the extent such contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under section 219(b)(7), and any distributions from a plan of deferred compensation whether or not includible in the gross income of the employee when distributed;

                 (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (d) Other amounts which receive special tax benefits, or contributions made by an employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract (whether or not the contributions are excludible from the gross income of the employee);

                 (e) Reimbursements of other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits; and

                 (f) Any compensation earned while an Inactive Participant (such as when the Employee is not a member of the Eligible Class of Employees), except that a Participant who participates for less than the full Plan Year on account of the age and service requirements shall include his compensation for the entire Plan Year. For purposes of Articles VIII and XVI, Compensation earned while an Inactive Participant shall be included.

         For purposes of allocations under Article V of the Plan any Elective Deferrals under a Code section 401(k) plan maintained by the Employer or salary reduction amounts under a Code section 125 plan maintained by the Employer, shall not reduce Compensation even though they may not be includible in the income of the Employee, except that such Elective Deferrals and other salary reductions shall be excluded from Compensation for purposes of determining the limitation on Annual Additions in Article VIII and the percentage of Compensation needed to meet the minimum Employer Contribution under Article XVI for a Plan Year in which the Plan is a Top Heavy Plan.

         For Plan Years beginning after December 31, 1988 and on or before December 31, 1993, Compensation of any Employee shall be limited to $200,000, as adjusted by the Adjustment Factor.

         In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If the compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         For purposes of applying the $200,000 limit or $150,000 limit (as adjusted) on Compensation, all participants who are Family Members of a Highly Compensated Employee who is a Five Percent Owner or who is one of the ten (10) highest paid Employees participating in the Plan will be considered as being one (1) Employee and the $200,000 limit or $150,000 limit (as adjusted) will be allocated among such individuals by reducing the salary of any Family Member who is limited by Code section 415 to the lowest amount which permits this limit to be reached, thereafter by reducing the salary of the highest paid Family Member(s) until the aggregate dollar limit is met or until the next highest Family Member's compensation is reached in which case such next highest Family Member's compensation shall also be reduced at the same rate. This process shall be repeated until the $200,000 limit or $150,000 limit (as adjusted by the Adjustment Factor) is reached. A Family Member for this purpose shall include only the spouse of the Highly Compensated Employee and any lineal descendants of the Highly Compensated Employee who have not attained Age 19 before the last day of the Plan Year.

         If a Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is applied by taking an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins, and multiplying such amount by the fraction obtained by dividing the number of full calendar months in the period by 12.

         2.20 "CONTRIBUTION" means the amount of cash paid or securities transferred by the Employer to the Trustee pursuant to Article IV for any Plan Year. The Employer Contribution for a Plan Year shall mean the amount paid on account of such Plan Year by the Employer pursuant to section 4.01 to the Trustee during the period provided in Article IV for which Contributions may be made for the Plan Year and designated by the Employer as made for such Plan Year. Rollover Contributions shall be as defined in this Article II.

         2.21 "DEFINED BENEFIT DOLLAR LIMITATION" shall mean the limitation set forth in section 415(b)(1) of the Code, as adjusted by the Adjustment Factor for the year in question.

         2.22 "DEFINED BENEFIT PLAN FRACTION" of a Participant for any Limitation Year shall mean a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefit under all defined benefit pension plans maintained by the Employer and any Affiliated Employer as of the last day of the Limitation Year associated with such Plan Year, and the denominator of which is the lesser of

                 (a) The product of 1.25 and the Defined Benefit Dollar Limitation, as adjusted by the Adjustment Factor.

                 (b) The product of 1.4 and the amount which is the Participant's highest average annual Compensation for three (3) consecutive years.

         2.23 "DEFINED CONTRIBUTION DOLLAR LIMITATION" shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

         2.24 "DEFINED CONTRIBUTION PLAN FRACTION" of a Participant for any Limitation Year shall mean a fraction, the numerator of which is the sum of Annual Additions to the Participant's account as of the close of the Plan Year associated with such Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Year of Service which the Participant completed with the Employer:

                 (a) The product of 1.25 and the Defined Contribution Dollar Limitation, or

                 (b) The product of 1.4 and twenty-five (25%) percent of the Participant's Compensation for the Limitation Year.

         The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

         2.25 "DESIGNATED BENEFICIARY" shall mean the individual who is the Designated Beneficiary specified on the Beneficiary Designation Form provided by the Plan Administrator; if there is no Designated Beneficiary specified on such form, then the surviving spouse, if any, shall be deemed to be the Designated Beneficiary. If no Beneficiary is named and if there is no surviving spouse, then the Participant's oldest child, if any, shall be deemed to have been designated. If no individual but a Trust is the named Beneficiary and if no Designated Beneficiary is specified, then the individual who is the largest beneficiary (using equivalent present value at Internal Revenue Service rates) of such Trust shall be considered the Designated Beneficiary; if several individuals are equal, then the oldest. If more than one individual is named, then the individual who is to receive the greatest amount (using equivalent present value) shall be the Designated Beneficiary; if more than one individual receives the largest amount, then the oldest shall be considered the Designated Beneficiary. The Designated Beneficiary is the

Beneficiary over whose life or life expectancy the payment of benefits may be made under Article VII.

         2.26 "DETERMINATION DATE" for a Plan Year means the date as of which the Plan is determined to be a Top-Heavy Plan or not for such Plan Year. The Determination Date is the last day of the Plan Year preceding the Plan Year for which the determination is made, or, in the case of the first Plan Year of any Plan, the last day of such Plan Year.

         2.27 "DIRECT ROLLOVER" A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.28 "DISABILITY" shall mean the inability of the Participant by reason of any medically determinable bodily injury or disease, to meet the requirements of his position with his Employer and which, in the opinion of a physician chosen by the Plan Administrator, will be permanent and continuous during the remainder of the Participant's lifetime and which, in the opinion of such physician, was not contracted, suffered or incurred while the Participant was engaged in or did not result from his having engaged in a criminal enterprise. A Participant or former Participant with such a permanent Disability shall be considered "Disabled".

         A Participant or former Participant shall not be considered to have such a Disability (notwithstanding his satisfaction of the requirements of the preceding paragraph) if in the reasonable opinion of the Plan Administrator, the Disability is a result of:

                 (a) Injury or disease sustained by the Participant or former Participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

                 (b) Injury or disease sustained by the Participant or former Participant which was diagnosed or discovered subsequent to the date his employment was terminated.

         A Participant may not be considered Disabled for purposes of this Plan until he has completed two (2) Years of Service with the Employer.

         2.30 "DISTRIBUTEE" A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         2.31 "DOMESTIC RELATIONS ORDER" means a judgment, decree or order (including the approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made a pursuant to a state domestic relations law, including a community property law.

         2.32 "EARLY RETIREMENT DATE" of a Participant shall mean the date on which the sum of the Years of Service a Participant has completed with the Employer and the Participant's Age equals 75.

         2.33 "EARNED INCOME" of a Self-Employed Individual means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code.

         2.34 "EFFECTIVE DATE" shall be January 1, 1960. The Effective Date of this amendment and restatement shall be January 1, 1989, except as otherwise provided herein.

         2.35 "ELIGIBILITY COMPUTATION PERIOD" shall mean the 12-month period beginning with the date on which the Employee completes an Hour of Service with the Employer and the successive 12-month periods beginning with anniversaries of such date.

         2.36 "ELIGIBLE CLASS OF EMPLOYEES" shall mean the group of Employees of the Employer which includes all Employees, except those Employees who are members of a collective bargaining unit operating under a collective bargaining agreement in which retirement benefits were the subject of good faith negotiations, Employees who are nonresident alien individuals earning no earned income from sources within the United States, Leased Employees, and Employees of a non-adopting Affiliated Employer. No Owner-Employee or Shareholder-Employee shall be in the Eligible Class of Employees in his capacity as an Owner-Employee or Shareholder-Employee. The Eligible Class of Employees shall, beginning October 1, 1993, not include any Employees of Foster Mortgage Corporation with regard to Compensation earned from Foster Mortgage Corporation.

         An Employee of the former Foster Mortgage Corporation which has been acquired by the Employer through an asset purchase at November 1, 1990 shall be entitled to credit his service with the predecessor acquired corporation, but shall not meet the eligibility requirements until up to and including the date of acquisition, November 1, 1990. Accordingly, an Employee who is in this Eligible Class of Employees and who has met the service requirements solely as a result of his service with Foster Mortgage Corporation shall be entitled to participate on the Entry Date next following November 1, 1990, which is January 1, 1991. Furthermore, such Employees of Foster Mortgage Corporation shall cease to be members of this Eligible Class of Employees on October 1, 1993, the date of transfer of Foster Mortgage Corporation.

         2.37 "ELIGIBLE RETIREMENT PLAN" shall mean an Individual Retirement Account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an Individual retirement Account or Individual Retirement Annuity.

         2.38 "ELIGIBLE ROLLOVER DISTRIBUTION" An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

         2.39 "EMPLOYEE" means any person who is employed by the Employer, as the term Employee is defined in section 3121(d) of the Code and specifically excluding a person operating as an independent contractor with respect to the Employer. Employee shall include owner-employees and Self-Employed Individuals, as well as Shareholders and Common Law Employees. Employee shall include a Leased Employee.

         A Leased Employee shall not be considered an Employee of the recipient if:

                 (a) Such Employee is covered by a money purchase pension plan providing:

                          (i)       A nonintegrated Employer Contribution rate
of at least ten (10%) of Compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the

Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code,

                          (ii)      Immediate participation, and

                          (iii)     Full and immediate vesting; and

                 (b) Leased Employees do not constitute more than 20% of the recipient's nonhighly compensated workforce.

         Notwithstanding any other provisions of this Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of section 414(n)(3) of the Code, the Employees of the Employer shall include Leased Employees, excluding those Leased Employees described in the preceding paragraph.

         2.40 "EMPLOYEE CONTRIBUTIONS" shall mean Contributions to the Plan made by an Employee during the Plan Year. No such Contributions are permitted, except for Rollover Contributions, subject to the limitations of Article XII and those set by the Plan Administrator and Trustee. However, the Plan shall not accept Rollover Contributions and direct asset transfers where such Contributions are made other than in cash or are attributable to Deductible Voluntary Employee Contributions, after-tax Employee Contributions, or amounts accumulated on behalf of an Owner-Employee. No asset transfers shall be accepted which would require the Plan & Trust to provide a Life Annuity or Joint & Survivor Annuity or which would restrict payment to those circumstances permitted for Elective Deferrals in Cash or Deferred arrangements or earnings thereon.

         2.41 "EMPLOYER" means the Company and any corporation or corporations or other entities which have adopted this Plan and any other corporation or entity that was, may be, or may become a parent, a subsidiary, an affiliate or an associate of the Company; provided that the inclusion of a corporation or other entity within, or the removal of a corporation or other entity within from the meaning of the word "Employer" shall be effected only by action of its Board of Directors (or other governing body) and the Board of Directors of the Company. Employer shall also include any successor by merger or any business organization that acquires the business of a sponsoring Employer and adopts the Plan (with the concurrence of the Company). The business known as Foster Mortgage Corporation shall be considered an Employer under this Plan for the period from the acquisition of its assets by the Company, November 1, 1990, to the date its employees ceased to participate in this Plan, October 1, 1993; employees of the former Foster Mortgage Corporation shall be considered employees of an Employer during the period set forth above, but shall be given credit for service with Foster Mortgage Corporation prior to the acquisition date for limited enumerated purposes under the Plan. Furthermore entities which are Affiliated Employers with the Employer may adopt the Plan by resolution of Board of Directors of the Company and by resolution of the governing body of each of the newly adopting entities. For purposes of determining discrimination in vesting, discrimination in eligibility, the limitations of Article VIII, the Present Value of the Accrued Benefit, and the definitions of the terms Top-Heavy Plan, Defined Benefit Plan Fraction, and Defined Contribution Plan Fraction, Employer shall mean all entities adopting the Plan and all other entities which are Affiliated Employers with an adopting Employer. By authorizing the adoption of this Plan the governing body of any Employer other than the Company delegates to the Company (and its Board, as appropriate) all of the functions which the Company (or its board) may perform pursuant to this Plan.

         2.42 "ENTRY DATE" means the Effective Date and the first day of each Plan Year, January 1.

         2.43 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect at the date of the execution of this document.

         2.44 "EXCESS AMOUNT" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Annual Addition, less loading and other administrative charges allocable to such excess.

         2.45 "FAMILY MEMBER" shall mean an individual described in section 414(q)(6) of the Code and Regs. section 1.414(q)-1T, Question and Answer 11 and
12. Specifically, an individual who is a Family Member for purposes of the above provisions shall include, with respect to any Employee or former Employee, such Employee's or former Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants. In determining whether an individual is a Family Member with respect to an Employee or former Employee, legal adoptions shall be taken into account.

         If an individual is a Family Member with respect to an Employee or former Employee on any day during the Plan Year, such individual shall be considered a Family Member for the entire Plan Year.

         2.46 "FISCAL YEAR" means the Employer's taxable year for Federal income tax purposes.

         2.47  "FIVE PERCENT OWNER" of the Employer shall mean

                 (a) If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than five (5%) percent of the outstanding stock of the corporation or stock possessing more than five (5%)percent of the total combined voting power of all stock of the corporation, or

                 (b) If the Employer is not a corporation, any person who owns more than five (5%) percent of the capital or profits interest in the Employer.

         For purposes of this section, subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5%" for "50%" therein, and the rules of subsections (b), (c) and (m) of section 414 of the Code shall not apply for purposes of determining ownership.

         2.48 "FORFEITURE" shall mean that portion of a Participant's Accrued Benefit which is not vested (i.e., not nonforfeitable) and which is forfeited pursuant to the provisions of Article VII.

         2.49 "HIGHLY COMPENSATED EMPLOYEE" shall mean an Employee who, during the Plan Year or the preceding Plan Year


                 (a)      Was at any time a Five Percent owner,

                 (b) Received Compensation from the Employer in excess of $75,000,

                 (c) Received Compensation from the Employer in excess of $50,000 and was in the Top-Paid group of Employees for such Plan Year, or

                 (d) Was at any time an officer of the Employer and received Compensation from the Employer in an amount greater than 50% of the Defined Benefit Dollar Limitation for such year.

         Amounts in (b) and (c) shall be adjusted by the Adjustment Factor each year. Highly Compensated Employee includes any Family Member of a Highly Compensated Employee. Compensation from an Affiliated Employer shall be included. An Employee shall not be included in (b), (c) or (d) above unless he is a member of the group consisting of the 100 Employees paid the greatest Compensation for the Plan Year.

         For purposes of determining Highly Compensated Employees, the number of officers is limited to fifty (50) (or, if less, the greater of three (3) Employees or ten (10%) percent of Employees). And when no officer has Compensation in excess of fifty (50%) percent of the section 415(b)(1)(A) limit, the highest paid officer is treated as a Highly Compensated Employee. Affiliated Employers aggregated under section 414(b),(c),(m), or (o) shall be treated as the Employer.

         A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

                 (a) Received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code);

                 (b) Received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the Top-Paid Group for such year; or

                 (c) Was an officer of the Employer and received Compensation during such year that is greater than fifty (50%) percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

         The term Highly Compensated Employee also includes:

                 (a) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the Determination Year; and

                 (b) Employees who are Five Percent Owners at any time during the look-back year or Determination Year.

         If no officer has satisfied the Compensation requirement of (iii) above during either a Determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the Determination Year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the Determination Year.

         A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the Determination Year, performs no service for the Employer during the Determination Year, and was a highly compensated active Employee for either the separation year or any Determination Year ending on or after the Employee's 55th birthday.

         If an Employee is, during a Determination Year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the Five Percent Owner of top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top-ten Highly

Compensated Employee shall be treated as a single Employee receiving Compensation and Plan Contributions or benefits equal to the sum of such Compensation and Contributions or benefits of the Family Member and Five Percent Owner or top- ten Highly Compensated Employee. For purposes of this section, Family Member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouse of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

         2.50 "HOURS OF SERVICE" shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment. Such hours include:

                 (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties during the Allocation Limitation Year or other applicable computation period, including hours actually worked on overtime;

                 (b) Each hour an Employee is not working due to a dispute for which back pay has been either awarded or agreed to by the Employer, irrespective of mitigation of damages, but no credit shall be given for the same hours under two of the subsections (a) or (b) or (c) or (d) of this section, and the limitations of subsection (c) shall apply if the back pay is awarded for a period covered by subsection (c); and

                 (c) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) lay-off, jury duty, military duty or leave of absence, except that:

                          (i)       No more than 501 Hours of Service are
required to be credited under this subsection (c) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                          (ii)      Hours of Service are not required to be
credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                          (iii)     An hour for which an Employee is directly
or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                          (iv)      An Employee shall not be credited on
account of a period during which no duties are performed with a number of Hours of Service which is greater than the number of Hours of Service regularly scheduled for the performance of duties during such period.

         For purposes of this subsection (c), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the Trust, fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

                 (d) In the case of a Participant who is absent from work for any period by reason of the pregnancy of the Participant, the birth of a child of or the adoption of a child by the Participant, or for purposes of caring for such a child for the period beginning immediately after such birth or adoption, the following Hours of Service shall be credited solely for purposes of determining whether a one (1) year Break in Service has occurred:

                          (i)       Hours of Service which otherwise would
normally have been credited to such individual but for such absence; or

                          (ii)      If the Hours cannot be determined under
(1), eight (8) Hours of Service shall be credited for each normal workday of absence.

         No more than five hundred one (501) Hours of Service may be credited on account of such pregnancy or adoption. Such Hours of Service shall be credited only in the Plan Year (for vesting purposes) or Eligibility Computation Period (for participation purposes) in which the absence from work begins, if the Participant would be prevented from incurring a one-year Break in Service in such Plan Year (for vesting purposes) or Eligibility Computation Period (for participation purposes) solely because the period of absence is treated as Hours of Service as provided in this paragraph. Otherwise, such Hours of Service shall be credited in the immediately following Plan Year (for vesting purposes) or Eligibility Computation Period (for participation purposes). The Plan Administrator may require, as a condition of the crediting of any such service, that the Participant furnish the Plan Administrator with such timely information as the Plan Administrator may reasonably require (in accordance with Article IX) in order to ensure that such service should be credited.

                 (e) Hours of Service shall be credited to the computation period in which the duties are performed. Hours of Service for the period of time during which no duties are performed shall be credited in accordance with section 2530.200b-2(b) and (c) of the Department of Labor regulations.

                 (f) Hours of Service worked as an employee for an Affiliated Employer, whether or not such Affiliated Employer adopts this Plan, shall be counted as Hours of Service for eligibility and vesting purposes under this Plan, but only during the period of such Common Control or affiliated service, unless provided otherwise in Articles III and VII. Credit shall not be given by the Plan for Compensation earned during such period from any nonparticipating employer for which such service is credited.

         2.51 "INACTIVE PARTICIPANT" shall mean any Employee or former Employee who has ceased to be eligible to receive an allocation of Employer Contributions or forfeitures and on whose behalf an account is maintained under the Plan. An Employee who has become a Participant and who ceases to be a member of the Eligible Class of Employees shall be an Inactive Participant during the period in which he is not a member of the Eligible Class of Employees (or with respect to services performed as an Employee who is not a member of the Eligible Class of Employees).

         2.52 "KEY EMPLOYEE" for a Plan Year beginning in 1984 or later means an Employee or former employee or Beneficiary of such Employee or former Employee who, at any time during the Plan Year containing the Determination Date for the Plan Year or any one of the four (4) preceding Plan Years, is or was

                 (a) An officer of the Employer (but no more than 50 Employees, or if less, the greater of three Employees or ten (10%) percent of the Employees) having an annual Compensation from the Employer for the Limitation year associated with the Plan Year greater than fifty (50%) percent of the Defined Benefit Dollar Limitation for any such Plan Year, or

                 (b) An owner (including one who is considered an owner under Code section 318) of the Employer

                          (i)       Who is one (1) of the ten (10) Employees
having an annual Compensation from the Employer for the Limitation Year associated with the Plan Year greater than the Defined Contribution Dollar Limitation for any such Plan Year and owning (or considered as owning with the meaning of Code section 318) the largest interest in the Employer, or

                          (ii)      Who is a Five (5%) Percent Owner of the
Employer, or

                          (iii)     Who owns one (1%) percent or more of the
Employer and whose Compensation from the Employer exceeds $150,000.

         For purposes of clause (i) of subsection (b) above, if two (2) Employees have the same interest in the Employer, the Employee having greater annual Compensation for the Plan Year from the Employer shall be treated as having a larger interest, furthermore, an Employee must own (or be considered to own under Code section 318) at least one-half percent of the Employer. For purposes of determining ownership in the Employer under subsection (b) above, the aggregation rules of subsections (b), (c) and (m) of Code section 414 shall not apply.

         Beneficiaries of an Employee acquire the character of the Employee who performed service for the Employer. Also, inherited benefits will retain the character of the benefits of the Employee who performed service for the Employer.

         2.53 "LEASED EMPLOYEE" shall mean a person who is not an employee of an employer (the "recipient") and who provides services to the recipient under the following conditions:

                 (a) Such services are provided pursuant to an agreement between the recipient and any other person (otherwise referred to as a "leasing organization"),

                 (b) Such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one (1) year (six (6) months in the case of core health benefits), and

                 (c) Such services are of a type historically performed, in the business field of the recipient, by employees. IRC section 414(n)(2).

         A leased employee is treated as an employee of the recipient for purposes of determining the recipient's compliance with employee benefit rules. IRC section 414(n)(3).

         Employers who are under common control or affiliated may be considered a single "recipient."

         A person who is reported as an "independent contractor" performing services for the employer may be a leased employee, even if his independent contractor status is accurate.

         Certain other persons who are "leased managers" or "leased owners" may
trigger other aggregation rules.  Prop.  Treas. Regs.   section 1.414(o)-1(b),
(c). Certain inside corporate directors may be aggregated with respect to their directors' fees. Prop. Treas. Regs. section 1.414(o)-1(g).

         2.54 "LEAVE OF ABSENCE" shall mean a temporary period of absence from the employ of the Employer which is applied for by the Participant and authorized by the Employer. A Leave of Absence may not exceed one (1) year, and such Leave may be granted for reasons of maternity, illness, injury, reduction of work force, educational purposes, required military service during which the Employee's reemployment rights are protected by law, and any other reasonable purpose which the Employer determines under the limits of its Leave policy. A Leave of Absence may be paid or unpaid.

         2.55 "LIFE ANNUITY" means an annuity payable for a period of time which is dependent or which may be dependent on the life of the Participant or the joint lives of the Participant and his spouse.

         2.56 "LOAN" means any loan to the Trustee made or guaranteed by a disqualified person (within the meaning of section 4975(e)(2) of the Code), including but not limited to, a direct loan of cash, a money-purchase transaction, an assumption of an obligation of the Trustee, an unsecured guarantee of the use of assets of a disqualified person (within the meaning of section 4975(e)(2) of the Code) as collateral for a Loan.

         2.57 "MAXIMUM ANNUAL ADDITION" with respect to any Participant for an Allocation Limitation Year shall be the lesser of

                 (a)      Defined Contribution Dollar Limitation, or

                 (b) 25% of the Participant's Compensation for the Allocation Limitation Year;

but in no event later than last day of the Plan Year beginning on or before July 12, 1989, the dollar limit of subsection (a) as adjusted may be increased under the following conditions:

                 (c) The dollar amount shall not exceed the sum of (a) above and the lesser of (a) above or the amount of Qualifying Employer Securities contributed to the Plan, or purchased with cash contributed to the Plan, for the Allocation Limitation Year; and

                 (d) No more than one-third of the Employer Contributions for the Allocation Limitation Year may be allocated to Participants who are Highly Compensated Employees.

         If the application of the increase in the dollar limit under (c) above would result in an allocation in excess of that provided in (d) above, then such dollar limit shall be reduced for all Participants (but not below the dollar amount of (a) above) to the extent necessary to reach the limitation on the allocation provided under (d) above, for the Allocation Limitation Year.

         The Maximum Annual Addition may be further reduced in the manner set forth in Article VIII in the event that the Employer or an Affiliated Employer maintains or has maintained a defined benefit pension plan under which the Participant has received or could receive a benefit.

         2.58 "NAMED FIDUCIARY" means any person who exercises any discretionary authority or discretionary control representing the management or disposition of Plan assets, who renders any investment advice for a fee or other compensation, or who exercises any discretionary authority or responsibility for Plan Administration. The Trustee, Employer, Plan Administrator, the Appeals Committee or Appeals Officer, if named by the Plan Administrator, and any other party to this Plan and Trust which meets this definition will be considered a Named Fiduciary.

         2.59 "NET PROFITS" means taxable income for Federal income tax purposes computed without deductions for contributions to any qualified Employee profit sharing retirement plan. The Employer may estimate the amount of Net Profits by any reasonable method consistently applied in accordance with established accounting principles.

         2.60 "NONALLOCATION PERIOD" means the period beginning on the date of the sale of the qualified securities to the Plan which sale is subject to the Code sections 1042 and 2057 and ending on the later of (i) the date which is 10 years after the date of the sale, or (ii) the date of the plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

         2.61 "NONHIGHLY COMPENSATED EMPLOYEE" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a member of the family, as defined in section 414(q)(6)(B) of the Code of a Highly Compensated Employee.

         2.62 "NONKEY EMPLOYEE" shall mean an Employee (or Beneficiary of an Employee) who is not a Key Employee and shall include an Employee (or Beneficiary of an Employee) who was previously a Key Employee and who is no longer a Key Employee (i.e., a former Key Employee).

         2.63 "NORMAL RETIREMENT DATE" or "NORMAL RETIREMENT AGE" of a Participant means that date when the Participant has attained Age 65. In no event may the Normal Retirement Age exceed any mandatory retirement age enforced by the Employer.

         2.64 "OWNER EMPLOYEE" means an Employee or former Employee who is or was the sole proprietor, if any Employer or former Employer is or was a sole-proprietorship, or a partner who owns or at one time owned more than 10% of either the capital interest or the profits interest in a partnership if any Employer or Former Employer is or was a partnership.

         2.65 "PARTICIPANT" means an Employee in the Eligible Class of Employees, as defined in this Article II, who shall satisfy the requirements set forth in Article III, except that a Participant shall cease to participate in the Plan if he terminates employment with the Employer (and with any Affiliated Employer), and is paid or deemed to be paid his vested Accrued Benefit.

         2.66 "PARTICIPATION COMMENCEMENT DATE" shall mean the first day of the first Plan Year in which the Participant commenced participation in the Plan.

         2.67 "PLAN" means the stock bonus plan and trust restated and continued by this Act, which shall be known as the United Companies Financial Corporation Employee Stock Ownership Plan and Trust (hereinafter sometimes referred to as "Plan", "Trust", or "Plan and Trust").

         2.68 "PLAN ADMINISTRATOR" means the Named Fiduciary, as such term is defined above and in ERISA, who has the powers and duties as set forth in
Article IX. The Plan Administrator shall be appointed by the Employer by Board resolution. In the event of the failure of such appointment, or if all such appointees decline to accept the appointment, or in the event of resignation of the Plan Administrator, the Company shall serve as Plan Administrator.

         2.69 "PLAN YEAR" means the twelve (12) month accounting period of the Plan and Trust, which shall end on December 31 of each year. The initial Plan Year shall commence with the Effective Date of the Plan.

         2.70 "POST-1986 EMPLOYER SECURITIES" shall mean Qualifying Employer Securities acquired by the Plan and Trust after December 31, 1986.

         For this purpose, the purchase is considered to take place after December 31, 1986 if the sale is completed after December 31, 1986 and was not made pursuant to a fixed and binding obligation to acquire stock entered into prior to December 31, 1986 and allocable to a Plan Year ending on or before December 31, 1986. An Employer Contribution of Qualifying Employer

Securities shall be considered to give rise to Employer Securities acquired by the Plan after December 31, 1986 if made after December 31, 1986, for a Plan Year ending after such date.

         The portion of a Participant's account balance attributable to Employer Securities which were acquired by the Plan after December 31, 1986 shall be determined by separately accounting for such securities acquired under the normal accounting rules of Article VI. If Qualifying Employer securities are purchased after December 31, 1986 with assets of the Trust from the Other Investments Accounts of Participants, then such Qualifying Employer Securities shall be allocated to the Company Stock Accounts in the proportion of the Other Investment Accounts of said Participants (except for Participants whose accounts are segregated for whatever reason).

         Forfeitures of Qualifying Employer Securities shall retain their character as Post-1986 Employer Securities, or not, in the account of the Participants to whom allocated even though the allocation of the forfeiture may take place after December 31, 1986.

         If shares of Qualifying Employer Securities are distributed from an Employee's account, they shall be deemed to come from Post-1986 Employer Securities and other Employer Securities in the ratio of such accounts.

         2.71 "PRESENT VALUE OF THE ACCRUED BENEFIT" of an Employee or former Employee or Beneficiary as of a Determination Date means, in the case of the Plan and any other plan or plans which are members of the Aggregation Group which are defined contribution plans, the account balance (or sum of the account balances), other than amounts attributable to Deductible Voluntary Employee Contributions and to Rollover Contributions made on or after December 31, 1983, and initiated by the Employee and made from a Plan not maintained by the Employer, held in such plan for the benefit of the Employee, former employee or Beneficiary on the Determination Date, plus any distributions made from the plan or plans to such Employee, former employee or Beneficiary during the Plan Year in which the Determination Date occurs or in the four (4) preceding Plan Years, including any contributions allocated to the account or accounts of the Employee, former employee or Beneficiary on or before the Determination Date, but not including any distributions which were rolled over or recontributed to another plan in the Aggregation Group. If one or more of the plans which are in the Aggregation Group is a defined benefit pension plan, the Present Value of the Accrued Benefit as of the Determination Date of an Employee or former employee who is or was a participant in such plan or plans means the present value of the Accrued Benefit of such Employee or former Employee as of the most recent Valuation Date of such plan occurring within the twelve (12) month period ending on the Determination Date, computed as if the Employee who had not already terminated service had terminated employment with the Employer as of the Valuation Date, plus the amount of any distributions made to such employee or former employee during the five (5) year period ending on the Determination Date (except that if a distribution is made to an Employee or former employee after the Valuation Date but before the Determination Date, such distribution shall not be counted to the extent that it is reflected in the Accrued Benefit as of the Valuation Date). If the defined benefit pension plan is in its first Plan Year, then the Plan Administrator of such plan shall elect, in writing, with appropriate notice to the Plan Administrators of the other plan or plans in the Aggregation Group, whether the Accrued Benefit shall be determined (a) as if the individual had terminated service as of the Determination Date, or
(b) as if the individual terminated service as of the Valuation Date, but taking into account the estimated Accrued Benefit as of the Determination Date.

         The assumptions used in determining the Present Value of the Accrued Benefit of any individual shall be the same mortality, interest and cost-of-living assumptions used in determining actuarial equivalence under the defined benefit pension plan, if any; however, the interest rate used may not exceed the applicable rate as used by the Pension Benefit Guaranty Corporation. In the event a Joint and Survivor Annuity is the normal form of benefit, the actual Age of the spouse shall be used.

         2.72 "PROJECTED ANNUAL BENEFIT" shall mean a Participant's annual benefit (adjusted to the actuarial equivalent of a Straight Life Annuity if expressed in a form other than a Straight Life or Qualified Joint and Survivor Annuity) under any qualified defined benefit pension plan maintained by the Employer or an Affiliated Employer, assuming that no Participant Contributions or Rollover Contributions are taken into account in determining the benefit that the Participant will continue employment until the later of his current Age or his Normal retirement Age under such plan, and that the Participant's Compensation for the Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

         2.73 "PUT OPTION" shall mean the grant by the Employer to a distributee of Qualifying Employer Securities by the Plan & Trust of an option to sell such Qualifying Employer Securities to the Employer at the fair market value of such shares as of the most recent Valuation Date. A Put Option shall further mean the grant of such an option by the Plan & Trust prior to the exercise of such option given by the Employer. Any Put Option given under this Plan shall satisfy the terms of Article XVII with respect to Put Options whether or not the Plan engages in a Loan. The

Employer may adopt a policy of giving a Put Option even if not required under the terms of the Plan; such a policy may extend to giving an irrevocable Put Option.

         2.74 "QUALIFIED DOMESTIC RELATIONS ORDER" is a Domestic Relations Order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefit payable to a Participant under the Plan; specifies the name and last known address of the Participant and each alternate payee, the amount or percentage of the Participant's benefits to be paid to any alternate payee, the number of payments to which the order applies, and the Plan to which the order relates; and does not alter the amount or form of Plan benefits. For this purpose, a Domestic Relations Order alters the form of benefit if it requires the Plan to provide any type or form of benefit or any option which is not otherwise provided for in the Plan, requires the Plan to provide increased benefits (i.e., benefits with a greater Actuarial Equivalent than would be required to be provided to the Participant alone), or requires the payment of benefits to a second alternate payee which are already required to be made to a first alternate payee.

         2.75 "QUALIFIED ELECTION PERIOD" shall mean the six (6) Plan Year period beginning with the later of (i) the first Plan Year beginning after December 31, 1986; or (ii) the Plan Year in which the Participant first becomes a Qualified Participant. For purposes of the preceding sentence, an Employer may elect to treat an individual first becoming a Qualified Participant in the first Plan Year beginning in 1987 as having become a Participant in the first Plan Year beginning in 1988. In accordance with I. R. Notice 88-56, the initial Qualified Election Period may be extended to September 6, 1988.

         2.76 "QUALIFIED PARTICIPANT" shall mean a Participant who has attained Age 55 and who has completed at least ten (10) Years of Participation in the Plan. Such a Participant shall be considered a Qualified Participant during the Qualified Election Period. His status as a Qualified Participant shall apply for the first Plan Year during which he completes the age and participation requirements and for the next five (5) following Plan Years, after which he shall cease to be a Qualified Participant; however, the first Plan Year in which a Participant becomes a Qualified Participant shall not commence earlier than the first Plan Year beginning after December 31, 1986.

         2.77 "QUALIFYING EMPLOYER REAL PROPERTY" shall mean parcels of immovable property which are leased to the Employer or an affiliate of the Employer, dispersed geographically, and suitable for more than one use, and which otherwise comply with the requirements of Title I of ERISA (other than sections 406 and 407).

         2.78  "QUALIFYING EMPLOYER SECURITY" means

                 (a) With respect to shares acquired with the proceeds of a Loan, common stock issued by the Employer having a combination of voting power and dividend rights equal to or in excess of that class or classes of common stock of the Employer having the greatest voting power and dividend rights. Noncallable preferred stock shall be treated as a Qualifying Employer Security if such stock is convertible at any time into common stock meeting the definition of Qualifying Employer Security and if such conversion is at a price which (as of the date of the acquisition by the Employee Stock Ownership Plan) is reasonable;

                 (b) With respect to shares acquired by other means than a Loan, any instrument issued by the Employer and meeting the requirements of section 4975(e)(8) of the Code.

         2.79 "REGISTRATION TYPE QUALIFYING EMPLOYER SECURITY" is a class of securities which are Qualifying Employer Securities which securities are required to be registered under section 12 of the Securities Exchange Act of 1934 or which would be required to be so registered if it did not qualify for the exemption from registration provided in section 12(g)(2)(H) of said Act.

         2.80 "REQUIRED BEGINNING DATE" with respect to a Participant or former Participant means April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2.

         For taxable years of the Employee beginning before December 31, 1988, Required Beginning Date with respect to a Participant or former Participant who is not a Five Percent Owner and has not been a Five Percent Owner during the five (5)- Plan-Year period ending on the calendar year in which the Employee attains Age 70 1/2, means April 1 of the calendar year following the later of:

                 (a) The calendar year in which the Employee attains Age 70 1/2, or

                 (b)      The calendar year in which the Employee retires.

         Notwithstanding the above, the Required Beginning Date of an employee who makes the election provided under section 242(b) of the Tax Equity & Fiscal Responsibility Act of 1982 ("TEFRA") to defer receipt of distribution shall be the date of deferral pursuant to such election. If such election is revoked, the Required Beginning Date shall be the last day of the year of the revocation, and the amount of the minimum distribution for such year shall be the sum of all amounts which would have been due for past and present years if the election had not been made.

         2.81 "RIGHT OF FIRST REFUSAL" means a right given to the Plan and Trust, thereafter to the Employer, by the distributee to purchase any shares of Qualifying Employer Securities distributed by the Plan and Trust from the distributee prior to any transfer of such shares to a third party. A Right of First Refusal may be required only in the event that a Put Option is given.
The terms of the Right of First Refusal must satisfy the requirements of
Article XVII.

         2.82 "ROLLOVER CONTRIBUTION" shall mean a contribution to the Plan by a Participant or a direct transfer of assets from another Plan in which a Participant formerly participated, which represents all or part of such Participant's interest in a qualified retirement plan in which he previously participated and which was paid out to him in a lump sum or as part of a lump sum distribution, or directed by him as a Rollover Contribution to this Plan, either directly or indirectly, as defined in sections 402(a)(5), 403(A)(4), 409(b)(3)(c) of the Code. A Participant may make a Rollover Contribution if so provided in Article XII and if he meets any reasonable condition set forth for making such contribution by the Plan Administrator. The Plan Administrator may allow Rollover Contributions of all lump sum distributions except that the Plan Administrator may allow a Rollover Contribution of other distributions without allowing the rollover of funds attributable to Deductible Voluntary Employee Contributions.

         2.83 "SELF-EMPLOYED INDIVIDUAL" means an individual who had Earned Income for a prior taxable year from the business with respect to which this Plan or a predecessor plan is or was established; or who would have had Earned Income but for the fact that the business had no net profits for the taxable year.

         2.84 "SHAREHOLDER EMPLOYEE" means an Employee or officer of an Employer which is an electing small business corporation who owns more than five (5%) percent of the outstanding stock of the Employer, as defined in section 1379(d) of the Code.

         2.85 "SUPER TOP-HEAVY PLAN" for any Plan Year beginning after December 31, 1983 means a Plan in which any of the following conditions exists:

                 (a) If the Top-Heavy Ratio for this Plan exceeds ninety (90%) percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group of Plans.

                 (b) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds ninety (90%) percent.

                 (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety (90%) percent.

         2.86 "TOP-HEAVY PLAN" for any Plan Year beginning after December 31, 1983, means a Plan in which any of the following conditions exists:

                 (a) If the Top-Heavy Ratio for this Plan exceeds sixty (60%) percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group of Plans.

                 (b) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds sixty (60%) percent.

                 (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty (60%) percent.

         2.87 "TOP-HEAVY RATIO" of a plan or group of plans for any Plan Year means the ratio determined as follows:

                 (a) If the Employer or an Affiliated Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer or an Affiliated Employer has never maintained any defined benefit plan which has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date (including any part of any account balance distributed in the five (5) year period ending on the determination date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five year period ending on the determination date) of all participants as of the determination date. Both the numerator and denominator of the top-heavy ratio are adjusted to reflect any contribution which is due but unpaid as of the determination date. Accrued Benefits and distributions in any terminated plans formerly maintained by the Employer or an Affiliated Employer shall be included in the computation.

                 (b) If the Employer or an Affiliated Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer or an Affiliated Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the Present Value of Accrued Benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the Present Value of the Accrued Benefit under the defined benefit plans for all participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit made in the five year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date. Accrued Benefits and distributions in any terminated plans formerly maintained by the Employer or an Affiliated Employer shall be included in the computation.

                 (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of the Accrued Benefit will be determined as of the most recent Valuation Date that falls within or ends with the twelve month period ending on the Determination Date. The account balances and Accrued Benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior Plan Year will be disregarded. If any individual has not performed any service for the Employer or an Affiliated Employer at anytime during the five (5) year period ending on the Determination Date, any Accrued benefit for such individual shall not be taken into account. The calculation of the Top-heavy Ratio, and the extent to which distributions, rollover, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         2.88 "TOP-PAID GROUP" of Employees for any Plan Year shall mean those Employees who are among the highest paid twenty (20%) percent of Employees when ranked on the basis of compensation paid during such Plan Year. The following Employees shall not be included in determining the Top-Paid Group:

                 (a) Employees who have not completed six (6) months of service;

                 (b) Employees who normally work less than 17 1/2 hours per week;

                 (c)      Employees who normally work during not more than six
(6) months of any year;

                 (d)      Employees who have not attained Age 21;

                 (e) Except to the extent provided in regulations, Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer; and

                 (f) Employees who are nonresident aliens and who receive no Earned Income (within the meaning of section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3)).

         2.89 "TOTAL DISTRIBUTION" shall mean a distribution to a Participant or a Participant's beneficiary, within one taxable year of such recipient, of the entire balance to the credit of the Participant.

         2.90 "TRUST" for each participating Employer, means the Trust created or continued by execution of this Plan and Trust document and the contribution of funds thereto.

         2.91 "TRUSTEE" means the person or persons or corporation having trust powers named herein and any named successor trustee or trustees.

         2.92 "VALUATION DATE" means the date on which the value of the assets of the Trust is determined in accordance with the terms of Article VI. The value of each account and subaccount which is maintained under this Plan and Trust shall be determined on the Valuation Date. In each Plan Year the Valuation Date shall be the last day of the Plan Year. In addition, the Plan Administrator may designate from time to time, so long as the Trustee agrees, that another date or dates shall be Valuation Dates with respect to a specific Plan Year.

         2.93 "YEAR OF PARTICIPATION" shall mean a Plan Year during which an Employee met the eligibility requirements of the Plan with respect to Age and service, was a member of the Eligible Class of Employees, and received an allocation of Employer Contributions or Forfeitures or would have received an allocation if there had been Employer Contributions or Forfeitures for the Plan Year. No Participant shall be credited with Years of Participation prior to the Effective Date of the Plan.

         2.94 "YEAR OF SERVICE" means a twelve (12) consecutive month period during which the Employee completes 1,000 Hours of Service.

                 (a) For purposes of eligibility, the twelve (12) month period coincides with the Eligibility Computation Period.

                 (b) For purposes of vesting, the twelve (12) month period is the Plan Year.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

         3.01 Any Employee who is a member of the Eligible class of Employees shall be eligible to participate on the nearest Entry Date which shall occur closest to or coinciding with the date on which the Employee satisfies the following eligibility requirements:

                 (a) He shall have completed one (1) Year of Service with the Employer and any Affiliated Employer; and

                 (b)      He shall have attained twenty-one (21) years of Age.

         An Employee of the former Foster Mortgage Corporation which has been acquired by the Employer through an asset purchase at November 1, 1990 shall be entitled to credit his service with the predecessor acquired corporation, but shall not meet the eligibility requirements until the date of acquisition; accordingly, an Employee who is in this Eligible Class of Employees and who has met the service requirements solely as a result of his service with Foster Mortgage Corporation shall be entitled to participate on the next following Entry Date, which is January 1, 1991.

         3.02 Completion of a Year of Service shall mean that the twelve (12) consecutive month Eligibility Computation Period shall have expired, and the Employee shall have completed the number of Hours of Service during such Eligibility Computation Period required for a Year of Service.

         3.03 All annual reports and other documents required to be filed by the Company with the Secretary of the Treasury or Secretary of Labor shall be open to inspection to all Plan Participants during the Company's regular business hours. A summary of each annual report will be furnished to each Participant when such report has become due and filed with the Internal Revenue Service. A statement as to the balance standing in each Participant's account and the Participant's vested percentage therein shall be furnished to such Participant if so requested by the Participant in writing.

         3.04 If an Employee who has become a Participant in the Plan terminates employment with the Employer, he shall cease to be an active Participant in the Plan as of the last day of the Plan Year in which he terminates employment with the Employer. He shall no longer be entitled to accrue benefits such as

Employer Contributions or Forfeitures; however, until his vested account balance is paid to him, his account balance shall continue to share in the earnings and losses of the Trust, and he shall be entitled to exercise the rights of a Participant hereunder as to elections, claims for benefits, receipt of information and any other applicable rights.

         3.05 If a Participant terminates employment after he has earned a nonforfeitable right to a portion of his account balance derived from Employer Contributions, he shall participate immediately upon returning to the employ of the Employer (so long as he is a member of the Eligible Class of Employees).
If a Participant incurs five (5) consecutive One-Year Breaks in Service before he has earned a nonforfeitable right to a portion of his account balance derived from Employer Contributions, he shall participate immediately upon returning to the employ of the Employer so long as he is a member of the Eligible Class of Employees at that time, but only if the number of consecutive One-Year Breaks in Service is less than the aggregate number of Years of Service. In the case of an Employee who does not have any nonforfeitable right to the account balance derived from Employer Contributions, Years of Service before a period of consecutive One-Year Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive One-Year Breaks in Service in such period equals or exceeds the greater of five
(5) or the aggregate number of Years of Service. Such an Employee must again meet the eligibility requirements under section 3.01. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service. An Employee who has terminated employment prior to September 30, 1991 shall become an Inactive Participant upon such termination of employment. An Employee who terminates employment and who completes at least one (1) Hour of Service after September 30, 1991 shall become an Inactive Participant on the first day of the Plan Year following such termination of employment. An Employee who has not terminated employment shall become an Inactive Participant when he incurs such number of consecutive One Year Breaks in Service which exceeds the greater of five (5) or the number of Years of Service.

         3.06 As provided above, Employees covered by an agreement which the Secretary of Labor of the United States finds to be a collective bargaining agreement between Employees' representatives and one or more Employers, are not eligible to participate in the Plan if retirement benefits were the subject of good faith bargaining between such Employees' representatives and the Employer or Employers. In the event any Employees become ineligible to participate in this Plan because they are no longer members of the Eligible Class of Employees, such Employees shall cease to participate as of the date they cease to be members of the Eligible Class of Employees. If an Employee who is otherwise eligible but who has been ineligible because he is not a member of the Eligible Class of Employees becomes a member of such Eligible Class of Employees, he shall cease to be ineligible under this subsection, and he will automatically become a Participant as of the date that he becomes a member of the Eligible Class of Employees.

         3.07 Notwithstanding any other provisions of the Plan, for purposes of the pension requirements of section 414(n)(3) of the Code, the employees of the Employer shall include Leased Employees as defined in Article II.

         A Leased Employee within the meaning of section 414(n)(2) of the Code shall become a Participant in, or accrue benefits under, the Plan based on service as a Leased Employee only as provided in provisions of the Plan other than this section.

         Contributions and benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

         This section shall be effective for services performed after December 31, 1986.

         3.08 In the case of any Participant who has a one-year Break in Service, years of eligibility service before such break will not be taken into account until the Employee has completed a Year of Service after returning to employment.

         Such Year of Service will be measured by the twelve (12) consecutive month period beginning on an Employee's reemployment commencement date and, if necessary, subsequent twelve (12) consecutive month periods beginning on anniversaries of the reemployment commencement date.


                                   ARTICLE IV
                           CONTRIBUTIONS TO THE TRUST

         4.01 The Employer shall contribute to the Trust such amounts of cash or of Qualifying Employer Securities as shall be voted from time to time by the Board of the Company; subject to the limitation that Annual Additions to a Participant's account shall not exceed applicable limits under the Code and
Article VIII. Such limitation shall be accomplished by reducing Annual Additions in the priority created by Article VIII, to the extent of any Excess Amounts for any individual Participant to whom such limitations may apply. Notwithstanding such limitation, Employer Contributions shall be paid in cash in such amounts as needed to provide the Trust with funds sufficient to make any principal and interest payments under a Loan incurred by the Trustee pursuant to Article XVII to finance the acquisition of Qualifying Employer Securities, except to the extent such principal and interest payments have been satisfied by the Trustee from cash dividends paid to it with respect to Qualifying Employer Securities.

         The Employer Contribution may be made out of the Net Profits of the Employer for its Fiscal Year, except that the Contribution may be made out of the Net Profits of the Employer (reduced to the extent of prior contributions to qualified plans) which have accumulated from prior years. Employer Contributions need not be related to Net Profits, but may be determined by reference to Net Profits. Regardless of current or accumulated Net Profits, Employer Contributions shall be made in order to make principal and interest payments on a Loan.

         The amount of the contribution to be made for any Plan Year shall not exceed fifteen (15%) percent of the total Compensation of Participants entitled to receive an allocation of Employer Contributions and Forfeitures for the Allocation Limitation Year associated with such Plan Year, except for carryover amounts under section 4.05 and except for amounts used to pay principal and interest payments on a Loan as provided in section 4.07. All Employer Contributions shall be conditioned on their deductibility for the Plan Year for which made, under section 404 of the Code.

         Foster Mortgage Corporation or the Company on behalf of Foster Mortgage Corporation, shall contribute for eligible Employees of Foster Mortgage Corporation a percentage of compensation of such eligible Employees earned during the period January 1, 1993 to September 30, 1993 and during which they were eligible to participate in the plan. Such percentage shall be as determined by the Board of Directors of Foster Mortgage Corporation, or of the Company, if applicable.

         4.02 While the contribution to be made by the Employer is not fixed by any formula, it is intended that the Contribution for each Plan Year shall be recurring and substantial. If the Trustee enters into a Loan, the Employer shall adopt a policy whereby contributions shall be made in amounts necessary to amortize the Loan over a reasonable period of time.

         4.03 Employee Contributions to the Plan are not permitted, except for Rollover Contributions (subject to the limitations of Article XII and the discretion of the Plan Administrator and Trustee). An Employee is authorized to make, with the approval of and subject to the discretion of both the Trustee and the Plan Administrator, a Rollover Contribution to the Plan from a qualified retirement plan in which he has participated. Any such rollover shall be limited as provided in Article XII and shall not include funds attributable to Deductible Voluntary Employee Contributions.

         4.04 The Employer Contribution for each Plan Year shall be paid to the Trustee not later than the time prescribed by law for filing the Federal corporate income tax return for the taxable year ending with or within such Plan Year (including extensions thereof). At the time each Contribution is made to the Trust, the Employer or Plan Administrator shall designate the Plan Year for which such Contribution is made, either by amount or by formula. Contributions shall not be made on behalf of a Participant who completes less than 1,000 Hours of Service during the Plan Year. For a Participant who terminates employment on or before September 30, 1991, Employer Contributions shall not be made for a Plan Year on behalf of such Participant if the Participant terminates employment before the last day of the Plan Year, regardless of whether he completes 1,000 Hours of Service during the Plan Year. For a Participant who completes at lest one (1) Hour of Service with the Employer on or after September 30, 1991, Employer Contributions shall be made for the Plan Year on behalf of such Participant, provided that he completes at least 1,000 Hours of Service during the Plan Year.

         4.05 If for any Allocation Limitation Year, the Employer shall contribute to the Trust, or to any other qualified trust which it then maintained, an amount less than the maximum which otherwise could have been contributed as specified under the provisions of this Article IV, and Code section 404(a)(2), the amount of such deficiency may be carried forward by the Employer, who may determine to contribute additional amounts for any succeeding Allocation Limitation Year(s), not in excess of such deficiency, without regard to this Article IV, but not to exceed twenty-five (25%) percent of the total Compensation otherwise paid (or accrued, if applicable) during such Allocation Limitation Year associated with such Plan Year to all Participants. If an Employer Contribution includes such carryover amounts, the Employer Contribution shall nonetheless be subject to the limitations on Annual Additions contained in Article VIII. Carryover amounts will not include any excess attributable to Plan Years beginning after December 31, 1986; only carryovers of amounts attributable to 1986 and earlier years may be carried forward under this section and such amounts are considered to have been used for Plan Years beginning after December 31, 1986 as if they had been used to the maximum extent permitted in such Plan Year, in chronological order, in order to determine the carryover which shall be available in future years.

         4.06 Forfeitures under the Plan shall be allocated or used to reduce Employer Contributions, as provided in Article VII. If Forfeitures are allocated in addition to Employer Contributions, then such Contributions will be adjusted in order to satisfy the limitations of Article VIII, before the allocation of Forfeitures is affected. If Forfeitures are used to reduce Employer Contributions, shares forfeited shall reduce Employer Contributions to the extent of the fair market value of such shares at the date of Forfeiture, regardless of the date of the corresponding reduction and regardless of the fact that such shares will continue to carry the same basis in the hands of the Trust. It is intended by this provision that Forfeitures shall equal reduced contributions under this section, thereby causing Annual Additions to be unaffected by Forfeitures and by changes in the value of the shares subsequent to the date of the Forfeiture.

         4.07 Employer Contributions made to the Plan which are used by the Plan to make principal payments on a Loan on or before the due date (with extensions) for the employer's Federal income tax return for the taxable year shall be treated as made for the Plan Year if so designated by the Employer. Such Employer Contributions may not exceed twenty- five (25%) percent of the eligible Compensation of Participants (other than Inactive Participants) for the Plan Year. Notwithstanding the limitations of Article VIII, Forfeitures attributable to Qualifying Employer Securities acquired with the proceeds of the Loan shall not reduce the Employer Contribution hereunder.

         In addition to the foregoing, Employer Contributions shall be made to the extent of interest payments on the Loan, provided that the payments are made by the Plan & Trust on the Loan by the due date (with extensions) for the Employer's Federal income tax return for the taxable year associated with the Plan Year and are designated as made for such Plan Year.

         4.08 The decisions regarding the investment, reinvestment and accounting of Employer Contributions and Forfeitures allocated to each Participant's account shall be governed by the provisions of Articles VI and XII.

                                   ARTICLE V
                      ALLOCATION OF EMPLOYER CONTRIBUTIONS

         5.01 As of each Valuation Date which is the last day of a Plan Year, the account of each Participant (who has completed 1,000 Hours of Service during the Plan Year and who has either (i) not terminated employment with the Employer prior to the last day of the Plan Year or (ii) completed at least one
(1) Hour of Service with the Employer during 1991 if the termination was in 1991 after September 30, 1991), shall be credited with a portion of the Employer Contribution and Forfeitures, if any, for the appropriate Plan Year, allocated as set forth in section 5.02, below. For purposes of this allocation, an Inactive Participant shall not be counted as a Participant.

         For 1991, a Participant shall not be considered to have terminated employment on or before September 30, 1991 if such Participant completed an Hour of Service with the Employer after September 30, 1991; an Hour of Service must be actually worked or directly paid for. An Employee whose pay is computed on a period of time, such as severance pay of a certain period's pay, shall not be considered to have completed an Hour of Service for any particular period unless the pay is designated for such period. Thus, an Employee who terminates employment before October 1, 1991 and does not perform any services after such date shall be considered so terminated even though he may be paid severance pay equal to his pay for a period of time which, if considered to extend from his termination date, would have extended past September 30, 1991.

         5.02 Each Participant who has completed 1,000 Hours of Service during the Plan Year for which the Employer Contribution is made and who has either
(i) not terminated employment with the Employer or an Affiliated Employer prior to the last day of the Plan Year, or (ii) terminated employment during 1991, but not terminated employment with the Employer prior to October 1, 1991, shall be credited with that portion of the Employer Contribution to the Plan and Forfeitures, if any, equal to the percentage which such Participant's units for such Plan Year bear to the units of all Participants in the Plan for the Allocation Limitation Year ending with or within such Plan Year. Each Participant is credited with one unit for each Year of Service (vesting) and one unit for each $100 of compensation.

         Employer Contributions which are used to pay a Loan shall be allocated to Participants by prorating the released shares (nonmonetary units) in the same manner as in the preceding paragraph. For this purpose, the number of released shares for any Plan Year shall be as provided in section 17.03 and the terms of the Loan; if the shares purchased with the proceeds of the Loan are not pledged, then they shall be allocated as if pledged and released in accordance with section 17.03.

         For Plan Years ending before January 1, 1988, Employer Contributions and Forfeitures were allocated to Participants who terminated employment with the Employer before the last day of the Plan Year on account of death, Disability and normal retirement.

         5.03 The allocations provided herein are subject to and subordinate to the limitations provided by Article VIII and the Code. If a Participant would be allocated an Excess Amount (as defined in Article VIII) were it not for the limitation of Article VIII, then the allocations to his account shall be reduced as provided in Article VIII. In addition, if this Plan is a Top-heavy Plan in any Plan Year, the allocations made under this Article shall be superseded for such Plan Year to the extent necessary to satisfy the rules regarding Top-heavy Plans set forth in Article XVI.

                                   ARTICLE VI
                          INVESTMENT OF TRUST ASSETS;
                     ALLOCATIONS TO PARTICIPANT'S ACCOUNTS

         6.01 Trust Assets under the Plan will be invested primarily in Qualifying Employer Securities. The Plan Administrator may direct the Trustee to incur debt from time to time to finance the acquisition of Qualifying Employer Securities by the Trust or otherwise. Employer Contributions (and other Trust assets) may be used to acquire shares of Qualifying Employer Securities from Company shareholders (including former Participants) or from the Company.

         Qualifying Employer Securities purchased with the proceeds of a Loan shall be held in a Suspense Account pending release and reallocation to other Accounts as the Loan is paid. Qualifying Employer Securities purchased with amounts allocated to Participants' Other Investments Accounts shall upon purchase be credited pro rata to the corresponding Participants.

         6.02 Separate Company Stock Accounts and Other Investments Accounts will be established to reflect Participants' interests under the Plan. If the Trust has Qualifying Employer Securities which were acquired on or before December 31, 1986 and also has Post-1986 Employer Securities, then a separate subaccount of the Company Stock Account of each Participant shall be maintained for such pre- and Post-1986 Employer Securities. Records shall be kept by the Plan Administrator from which can be determined the portion of each Other Investments Account which at any time is available to meet obligations under a Loan and the portion which is not so available.

         6.03 The Company Stock Account maintained for each Participant will be credited with his allocable share of Qualifying Employer Securities (including fractional shares) purchased with cash paid to the Trust, with contributions in kind to the Trust, with Forfeitures of Qualifying Employer Securities and with any stock dividends on Qualifying Employer Securities allocated to his Company Stock Account. Stock dividends shall not be credited to accounts for a Plan Year for Participants who have been paid or forfeited their benefits during the Plan Year. Stock splits shall be credited to the accounts of Participants whose stock has not been distributed to them as of the record date but whose stock is distributed to them at a later date during the Plan Year. Qualifying Employer Securities acquired by the Trust with the proceeds of a Loan shall be allocated to the Company Stock Accounts of Participants as the Qualifying Employer Securities are released from Suspense Accounts as provided for in Article XVII.

         6.04 The Other Investments Account maintained for each Participant will be credited (or debited) with its share of the net income (or loss) of the Trust, other than that portion of the Trust which is invested in Qualifying Employer Securities (any cash dividends on Qualifying Employer Securities allocated to the Company Stock Account of the Participant for whose benefit the stock is held), and with Employer Contributions in cash and in other than Qualifying Employer Securities. Each will be debited for its share of any cash payments for the acquisition of Qualifying Employer Securities for the benefit of Company Stock Accounts or for any repayment of principal and interest on any Loan or other debt chargeable to Participants' Company Stock Accounts; provided that only the portion of each Other Investments Account which is available to meet obligations under Loans shall be used to pay principal or interest on a Loan.

         6.05 Employer Contributions and Forfeitures will be allocated as of the last day of each Plan Year among the accounts of Participants so entitled in accordance with Article V and this Article VI.

         6.06 The net income (or loss) of the Trust for each Plan Year (not attributable to Qualifying Employer Securities) will be determined as of the Valuation Date. Each Participant's share of the net income (or loss) will be allocated to his Other Investments Accounts in the ratio which the balance of each such Account on the preceding Valuation Date (reduced by amount of any distribution from such Account and increased by Employer Contributions other than in stock made after such date but accrued as of such date and made on account of the year ending on such date) bears to the sum of such balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Qualifying Employer Securities), interest income, dividends and other income (or loss) attributable to Trust Assets (other than allocated Company Stock) since the preceding Valuation Date. For purposes of computing net income (or loss), interest paid on any Loan or other Debt shall be disregarded.

         6.07 The Plan Administrator shall adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article. Except as provided in Treasury Regulation section 54.4975-11, Qualifying Employer Securities acquired by the Plan shall be accounted for as provided in Treasury Regulation section 1.402(a)-1(b)(2)(ii). Allocations of Qualifying Employer Securities shall be made separately for each class of stock, and the Plan Administrator shall maintain adequate records of the cost basis of all shares of Qualifying Employer Securities allocated to each Participant's Company Stock Accounts. From time to time the Plan Administrator may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this section. Annual valuations of Trust Assets shall be made at fair market value, as described in section 6.06 above.

         6.08 If, by reason of the application of Break in Service rules, or by any other rule such as that on partial plan termination, a portion of a Participant's Accrued Benefit attributable to Employer Contributions is subject to a different vesting percentage from another portion of such account balance, then the Plan Administrator shall cause to be maintained a separate account or subaccount for each such portion for each such Participant.

         6.09 This paragraph shall apply only if the shares of Company Stock cease to be publicly traded. If a sale of Qualifying Employer Securities is made to the Plan for which nonrecognition of gain is elected under Code section 1042 and if the Plan Administrator is notified by the Employer, in a written statement which conforms to the requirements of Code section 1042(b)(3), that the Employer consents to the application of Code section 4978(a) and 4979A with respect to such transaction and if the Plan Administrator consents to such transaction and its accounting treatment hereunder, then no portion of the assets of the Plan attributable to or allocable in lieu of Employer Securities acquired by the Plan in a sale to which Code section 1042 applies may accrue (or be allocated directly or indirectly) under any Plan of the Employer meeting the requirements of Code section 401(a), to the following persons:

                 (a) During the Nonallocation Period, for the benefit of the taxpayer who sold such Qualifying Employer Securities and elected nonrecognition under Code section 1042;

                 (b) During the Nonallocation Period, for the benefit of any member of the family of the taxpayer described in (a) above (within the meaning of Code section 267(b)); or

                 (c) For the benefit of any other person who owns (after application to Code section 318(a) without regard to paragraph (2)(B)(i) thereof) more than twenty-five (25%) percent of (1) any class of outstanding stock of the Corporation which issued such Employer securities or of any corporation which is a member of the same controlled group of corporations (as defined in Code section 409(l)(4)) as such corporation, or (2) the total value of any class of outstanding stock of any such corporation.

         The Plan Administrator shall not be permitted to consent to the above sale and allocation in connection with this transaction if the Plan does not own more than thirty (30%) percent of the total value of Qualifying Employer Securities outstanding immediately after the sale or if the Other Investments Accounts of the Participants to whom the special allocation is to be made do not have sufficient assets for such purchase.

                                  ARTICLE VII
                            DISTRIBUTION OF BENEFITS

         7.01 Each Participant who shall retire at his Normal Retirement Date shall be entitled to a Benefit equal to his Accrued Benefit as of the date of his retirement. Upon the termination of a Participant's employment by reason of his retirement, his Accrued Benefit on the date of such termination, shall be distributed, or commence to be distributed, to the Participant as soon thereafter as practicable as provided in this Article VII. Upon reaching Normal Retirement Age while still employed by the Employer, a Participant shall become fully vested in his Accrued Benefit.

         A Participant who has reached his Early Retirement Date and who has also attained Age 65 shall be allowed to elect, one time after attainment of the above dates, to receive a distribution of all or part of his Accrued Benefit in any form permitted under this Plan, notwithstanding his continued employment with the Employer.

         7.02 If a Participant, with the consent of the Employer, shall continue in active employment with the Employer after his Normal Retirement Date, he shall continue to participate as a Participant under this Trust Agreement, and he may take late retirement. Upon such late retirement, a Participant shall be entitled to his Accrued Benefit as of the actual retirement date determined by reference to the most recent Valuation Date, plus his share of any Employer Contributions made or to be made in the year in which his late retirement occurred. His Accrued Benefit, plus his share of the Employer Contribution set forth above, shall be distributed, or commence to be distributed, to him as soon as practicable as provided in this Article VII. In any event, payment shall be made or shall commence on or before the Required Beginning Date.

         7.03 If a Participant is determined by the Plan Administrator to be eligible for Disability retirement, he shall be fully vested in, and shall be entitled to, a benefit equal to his Accrued Benefit as of the date of his actual retirement, plus his share of any Employer Contributions and Forfeitures made or to be made in the years in which his retirement occurred. His Accrued Benefit shall be distributed, or commence to be distributed, to him as soon as practicable as provided in this Article VII, or may be held as part of the assets of the Trust and continue to share in the gains and losses of the Trust until the Participant reaches his Normal Retirement Age, the decision as to such payout or such deferral to be made by the Participant.

An Inactive Participant shall not be eligible for Disability retirement.

         7.04 Upon the death of a Participant while still employed by the Employer, his Accrued Benefit on the date of his death, plus his share of any Employer Contributions and Forfeitures made or to be made in the years in which his retirement occurred shall be distributed, or commence to be distributed, following the date of death to the person provided in section 7.12. Upon the death of a Participant, while still employed by the Employer, his Accrued Benefit shall be fully vested.

         If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death. If the Participant dies before distribution of his or her interest commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

         (a) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made in substantially equal installments over the life expectancy of the Designated Beneficiary commencing no later than One (1) year after the Participant's death;

         (b) if the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the date on which the Participant would have attained Age 70 1/2; and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

         For purposes of the above calculation, payments will be calculated by use of the return multiples specified in section 1.72-9 of the Income Tax Regulations. Life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other Designated Beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

         For purposes of this section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         Notwithstanding the other requirements of this Article, distribution on behalf of any Participant, including a Five Percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

         (a) The distribution by the trust is one which would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (b) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

         (c) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

         (d) The Participant had accrued a benefit under the Plan as of December 31, 1983.

         (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority. A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (a) and (e) above. If a designation is revoked any subsequent distribution must satisfy the requirements of section 401(a)(9) as amended. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

         The surviving spouse who is entitled to receive such benefits, if any, may direct the commencement of benefits within a reasonable time after the death of the Participant, subject to the foregoing limitations.

         7.05 After the termination of employment of a Participant for any reason other than death, Disability or retirement, his vested percentage in his Accrued Benefit shall be distributed to him after his retirement at or after Normal Retirement Age except to the extent of Post-1986 Employer Securities which, at the election of the Participant must not be distributed later than at the time(s) provided in sections 7.17 and 7.18. The distribution of the Accrued Benefit of any Participant shall be made or shall commence on or before the Required Beginning Date.

         Except in the case of death, Disability or retirement while still employed by the Employer, and in the case of Rollover Contribution, which cause the Participant to be one hundred (100%) percent vested, and except as otherwise provided in Article XVI in a Plan Year in which the Plan is a Top-Heavy Plan, the Participant's vested interest in his Accrued Benefit derived from Employer Contributions shall be determined in accordance with the following vesting schedule:

          Years of Service Completed        % Vested
          --------------------------        --------
                       0-4                       0%
                       5                         25%
                       6                         30%
                       7                         35%
                       8                         40%
                       9                         45%
                      10                         50%
                      11                         60%
                      12                         70%
                      13                         80%
                      14                         90%
                   15 or more                   100%


         The above schedule shall apply to all Participants who do not complete an Hour of Service with the Employer or an Affiliated Employer on or after the first day of the Plan Year beginning after December 31, 1988.

         For Plan Years beginning after December 31, 1988, the following vesting schedule shall apply:

          Years of Service Completed        % Vested
          --------------------------        --------
                Less than 5                     0%
                 5 or more                    100%.

         This vesting schedule shall apply only to a Participant who completes at least one (1) Hour of Service during or after the Plan Year beginning after December 31, 1988; otherwise, the vesting schedule in the preceding paragraph shall apply.

         However, if such a Participant has completed three (3) Years of Service or more as of December 31, 1989 and also completes at least one (1) Hour of Service after December 31, 1988, then his vested interest shall be determined under the following vesting schedule:

          Years of Service Completed        % Vested
          --------------------------        --------
                 Less than 3                    0%
                     3                         20%
                     4                         40%
                  5 or more                   100%


         Years of Service by the Participant with the Employer referred to in determining the Participant's place on the vesting schedule shall exclude service excluded under the rule of parity in section 7.14.

         Years of Service by the Participant referred to in determining the Participant's place on the vesting schedule shall include:

                 (a) Service with the Employer before the Employer established this Plan or a predecessor plan;

                 (b) Service with any entity or entities which were formerly under Common Control with the Employer, but only during the period in which they were under such Common Control; and

                 (c) Service for the following entities which have been absorbed into the business of the Employer through merger, asset purchase or otherwise: Foster Mortgage Company ("FMC"), during the period of ownership by the Company and prior to the acquisition of the FMC by the Company, but not after the disposition of FMC by the Company effective October 1, 1993;

                 (d) Years of Service with the Employer before the Participant participated in the Plan, including Years of Service with the Employer in non-covered employment, shall be included in Years of Service unless such period of service would have been excluded for some other reason stated herein.

         7.06 If a Participant terminates service with the Employer for a reason other than death, Disability or retirement, then the payment of such Accrued Benefit shall commence as soon as practicable following the last day of the Plan Year in which the Participant attains his Normal or Early Retirement Date, except as provided in Sections 7.15 and 7.16 with respect to Post-1986 Employer Securities.

         If, notwithstanding the above, a Participant receives a distribution which is less than the value of the Participant's Accrued Benefit derived from Employer Contributions, and resumes employment covered under this Plan, the Participant's account (including Forfeitures) will be restored to the amount on the date of distribution (adjusted for earnings) if the Participant repays to the Plan the full amount of the distribution on or before the date on which the Participant incurs five (5) consecutive one-year Breaks in Service following the date of distribution, or, if earlier, the date which is five (5) years from the date of distribution. The restoration will be made from other Forfeitures, and if such Forfeitures are insufficient, then from additional Employer Contributions.

         If distributions are not made or deemed made under this section, section 7.15 or section 7.16, then the Forfeiture shall occur when the Participant or former Participant incurs five (5) consecutive one-year Breaks in Service following his termination of service.

         7.07 An authorized Leave of Absence not in excess of one (1) year shall not be construed as a termination of employment, provided that a Participant on such Leave shall return to employment within the time prescribed. If a Participant on an unpaid Leave of Absence does not so return, he shall be deemed to have terminated his employment upon the effective date of his Leave of Absence and the provisions of this Article VII shall be applied.

         The account of a Participant who is on such Leave of Absence shall share in the allocation of Contributions and Forfeitures as specified under the provisions of Article V and Article VII for the Plan Year to the extent that the Participant receives Compensation from the Employer in any Allocation Limitation Year and actually completes 1,000 Hours of Service during the Plan Year, and such account shall continue to share in allocation of Trust fund income or loss under the provisions of Article VI.

         7.08 As soon as practicable after the close of the Plan Year in which the vested Accrued Benefit provided under this Article VII becomes payable, such benefits (except for Post-1986 Employer Securities) shall (or shall commence to) be distributed to a Participant, his spouse, his Beneficiary who is entitled to receive benefits, his children, or his estate, as the case may be, in such manner as the distributee(s) shall elect (by execution of a form provided by the Plan Administrator), in accordance with one or more of the following ways:

                 (a) In a lump sum payable in cash, in the shares of United Companies Financial Corporation, or in a combination of cash and shares; or

                 (b) In substantially equal annual installments, over a certain period of not more than fifteen (15) years, payable in cash, in the shares of United Companies Financial Corporation, or in combination of cash and shares which is determined prior to the commencement of benefit payments.

         Any Participant with vested Accrued Benefit greater than $3,500 shall be provided with a written notice of the material features of, and an explanation of the relative value of, the optional form of benefit available under the Plan. Such notice shall be provided at least 30 days prior and not more than 90 days prior to the distribution of the benefit. The consent of the Participant (and spouse, if applicable) to the immediate distribution of benefits shall be made not earlier than 90 days and not later than 30 days prior to the distribution of the benefit.

         The distribution shall be made in whole shares of the stock of United Companies Financial Corporation, or its successor; however, in the event that the Trust does not have sufficient shares, then distribution may be made in the form of cash. Notwithstanding this provision, the Participant may require that his Accrued Benefit be distributed solely in the shares of United Companies Financial Corporation, except when the ownership of such shares is restricted, as provided below, and except that the Trustee may, for ease in administration and accounting, distribute cash in lieu of any fractional shares. Otherwise, the Plan Administrator shall determine whether distributions are made in cash, in shares of United Companies Financial Corporation, or in a combination of cash and shares, although the Participant shall have the right to elect payment in any form which is available under the Plan. If the charter or bylaws of United Companies Financial Corporation restrict ownership of substantially all outstanding shares of Qualifying Employer Securities to Employees of United Companies Financial Corporation or to a Trust under a Plan qualified under Code section 401(a) and require any former Employee to resell any Qualifying Employer Securities to United Companies Financial Corporation or to the Trust upon termination of service with the Employer, and if Participants are given the right to receive distributions in cash, then the Participant may not require that his vested Accrued Benefit be distributed in Qualifying Employer Securities. Such restriction shall apply by its terms to any common stock; however, in order to be valid, such provision must apply to all of the shares of stock issued by United Companies Financial Corporation.

         The method of distribution shall not prevent the Trustee or the Employer from giving any distributee a Put Option as to such distributed shares, payable in a lump sum or in installments at a reasonable rate of interest. Any policy of providing such Put Option shall not discriminate in favor of Highly Compensated

Employees or against Nonhighly Compensated Employees. Furthermore, the policy of providing such Put Option may be discontinued, at the direction of the Plan Administrator, if it shall become apparent that such Put Option is not required (such as when publicly traded shares are readily tradeable on an established securities market).

         7.09 Any distribution made pursuant to this Article VII shall be made, or shall commence, unless the Participant makes a revocable election not to receive such benefits, in writing to the Plan Administrator, not later than the sixtieth day after the close of the Plan Year in which the latest of the following dates occurs:

                 (a)      The date the Participant attains Age;

                 (b) The tenth anniversary of the Participant's Participation Commencement Date; or

                 (c) The date the Participant terminated his service with the Employer.

         If a Participant elects to defer the receipt of any benefit pursuant to this section, such election shall not have the effect of creating a death benefit which is more than incidental. Such election is revocable. Payment after death shall satisfy the requirements of section 7.04. In no event may the date of the distribution or of the commencement of distributions be later than the Required Beginning Date, unless the Participant or his Beneficiary has elected on or before December 31, 1983, to receive benefits at a later date or in a slower manner, in accordance with the terms of the Plan as of such date. Except for payments pursuant to such election, any method of distribution which would be payable over a period of years shall not be payable for any such period longer than the joint and last survivor life expectancies of the Participant and his Designated Beneficiary determined as of the date of the election; however, such life expectancies may be readjusted once each Plan Year (and the life expectancy of a Designated Beneficiary other than the Participant's spouse may not be readjusted), but no more frequently than annually.

         7.10 Distributions from the Plan shall be made in accordance with the requirements of Code section 401(a)(9), including the minimum distribution incidental benefit requirements of Proposed IRS Regulations section 1.401(a)(9) 2, Code section 401(a)(9)(G), Proposed IRS Regulations sections 1.401(a)(9)-1, (Q&As A-3 and F-4A), and 1.401(a)(9)-2. The following will also apply:

                 (a) If a Participant's entire Interest is distributed in a form other than a single sum payment over a period in excess of the Participant's life expectancy, the method of distribution must provide that at least fifty (50%) percent of the Participant's entire interest will be paid within the life expectancy of the Participant.

                 (b) If a Participant's entire interest is distributed in a form other than a single sum payment, the minimum amount distributed each year must equal or exceed the quotient of (i) the Participant's remaining entire interest, divided by (ii) the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. Upon the Participant's or surviving spouse's request, the Plan Administrator shall permit the life expectancy of the Participant or the surviving spouse to be redetermined, but not more frequently than annually.

                 (c) If the Participant dies after benefit payments have begun, the remaining entire interest of the Participant's Accounts must be distributed at least as rapidly as under the distribution method that was in effect prior to death.

                 (d) If distributions have not commenced before the Participant's death, the Participant's entire interest must be distributed within five (5) years of the date of death; provided, however, that a distribution in the form of installments is not subject to this five (5) year rule, but such installments must commence within one (1) year of the Participant's death.

         7.11 This paragraph applies to Distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         7.12 As soon as possible after he becomes eligible to participate, each Participant in the Plan shall receive from the Plan Administrator a Beneficiary designation form. The form shall be in a format as directed by the Plan Administrator in its discretion. If the Participant is married at the time of his death, and if the payment of benefits has not already commenced, then the surviving spouse must consent to the naming and payment of the Beneficiary prior to the date of death. The spousal consent must designate a specific beneficiary and a specific form of benefit which may not be changed without the consent of the spouse. Any spousal consent shall be binding only with respect to the spouse executing the consent. The form shall provide the Participant with the opportunity to select the person or persons (including an individual, trust, partnership, corporation or any combination of the foregoing) to whom he wishes to have his Accrued Benefit paid in the event that he dies before receiving the entire amount. The form may provide for contingent Beneficiaries, to receive all or a portion of the Participant's Accrued Benefit in the event that the primary Beneficiary or Beneficiaries die. The form shall be in a form valid to pass the assets held for the benefit of the Participant under both ERISA and Louisiana law, if possible.

         To be valid, the form shall be executed by the Participant as indicated thereon and filed with the Plan Administrator. If the Participant is married at the time of his death, and if the payment of benefits has not already commenced, then the surviving spouse must consent to the naming and payment of the Beneficiary prior to the date of death. The spousal consent must be in writing, must be witnessed by a representative of the Plan Administrator or a Notary Public, and must acknowledge the effect of such election as well as the specific beneficiary. The designation may be changed at any time by the filing of a new form by the Participant, with the appropriate spousal consent, if applicable, and the most recent designation shall govern. Subject to the provisions of section 7.04, the Trustee shall be obligated to distribute the deceased Participant's Accrued Benefit to the person or persons designated on the Beneficiary designation form. But if no proper designation is on file with the Plan Administrator or if the Beneficiary or Beneficiaries named on the most recent designation form, both primary and contingent, predeceased (or otherwise terminated existence prior to the death of the Participant) the Participant, or if the Beneficiary designation is rendered impossible by reason of applicable State law, then the Participant's spouse shall be considered the designated Beneficiary. If the Participant is not married or if the spouse is deceased or renounces, then the Participant's children will be presumed as the Beneficiary or Beneficiaries as if so designated by the Participant. If no children survive the Participant, then the Participant's estate will be presumed as the Beneficiary or Beneficiaries as if specifically designated by the Participant and will receive said benefits with all rights of a named Beneficiary. The Plan Administrator, after consultation with the Beneficiary or Beneficiaries, including a deemed Beneficiary, shall direct the Trustee as to the form of payment.

         7.13 The nonforfeitable interest of a Participant as determined under this Article VII shall not be forfeited for any cause. The value of any forfeitable Accrued Benefit of any Participant shall be forfeited as of the last day of the Plan Year in which he incurs five (5) consecutive one-year Breaks in Service, or on the last day of the Plan Year in which a cash-out as described in section 7.06 occurs, if earlier. In the case of a "cash-out", the Forfeiture will take place at the time of the cash out and restored upon later buyback. The amount of the Forfeiture shall be computed as of the end of the Plan Year in which said Forfeiture occurs and allocated in proportion to the

Compensation of all Participants entitled to receive allocations for the next succeeding Plan Year. Forfeitures shall be reallocated among all Participants who are Employees of all Affiliated Employers sponsoring the Plan, and shall not be limited to Employees of the Employer of the person whose account is forfeited. The amount of any such Forfeiture shall be first deducted from the terminated Participant's Other Investment Account. If such amount is not sufficient to reduce the fair market value of his Accrued Benefit to the percentage of his Accrued Benefit determined under section 7.05, the remainder of the Forfeiture shall be deducted from his Company Stock Account, but shall come from that portion of his Company Stock Account which does not consist of securities purchased with the proceeds of a Loan. Subject to the proviso that securities acquired with the proceeds of a Loan are forfeited last, if a Participant's Company Stock Account includes more than one class of stock, the Forfeiture will consist of the same proportion of each class of stock.

         7.14 Years of Service with the Employer, which shall not be taken into account in computing the nonforfeitable percentage under Article VII, as provided in section 7.05, are as follows:

                 (a) In the case of a Participant who incurs a One-Year Break in Service, the Years of Service before such break shall not be taken into account until such Employee has completed a Year of Service after his return;

                 (b) In the case of a Participant who has five (5) consecutive One-Year Breaks in Service, Years of Service completed after such five (5) year period shall not be taken into account for the purpose of determining the nonforfeitable percentage of the Participant's Accrued Benefit derived from Employer Contributions and which accrued before such break;

                 (c) In the case of a former Employee who did not have any nonforfeitable right to any Accrued Benefit derived from Employer Contributions at the time of his termination, the Years of Service with the Employer completed by the former Participant before any One-Year Break in Service shall not be taken into account if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of (i) five (5) Years; or (ii) the aggregate number of years of Service completed prior to such break. If any Years of Service are not required at one time to be taken into account by reason of this subsection, then such Years of Service shall not be taken into account with respect to this subsection in determining the number of Years of Service after a subsequent Break in Service.

         7.15 The Plan Administrator shall set the policy with respect to withholding of Federal income taxes on the payment of benefits hereunder, notice to Participants and Beneficiaries of their right to elect not to have withholding apply, and the manner and form of exercising or revoking such election. The Plan Administrator shall be responsible for providing appropriate forms for election purposes and shall direct the Trustee as to the manner of withholding. The Trustee and the Plan Administrator shall coordinate the provision of notice and election forms and the payment of benefits.

         Effective January 1, 1993, the Trustee shall withhold from Eligible Rollover Distributions which are not directly transferred to an Eligible Retirement Plan pursuant to section 7.11, twenty (20%) percent of the total value of the Eligible Rollover Distribution. No withholding shall be required from a distribution of Company Stock, nor shall withholding be required for a cash distribution where the cash is in lieu of a partial share and does not exceed $200 or for a cash distribution where the total value of the distribution does not exceed a de minimis amount.

         7.16 During the minority, interdiction, or limited interdiction of any person entitled to receive benefits hereunder, the Plan Administrator may direct the Trustee to make payments directly to such person, or to his spouse, or to a relative or to any individual or institution having custody of such person. Neither the Plan Administrator nor the Trustee shall be required to see to the application of any payments so made, and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties. The Plan Administrator shall be entitled to rely on the representations of the legal representative of such person as to the proper means and manner of payment and as to the proper payee. The Plan Administrator may require that any documentation of such status be provided as a condition of payment.

         7.17 Each Participant who is or becomes a Qualified Participant shall be entitled to elect, beginning with the first Plan Year in which he is a Qualified Participant, within ninety (90) days following the close of such Plan Year, to have up to twenty-five (25%) percent of the sum of (a) his vested Accrued Benefit attributable to Post-1986 Employer Securities, and (b)any prior distributions of such Post-1986 Employer Securities, paid to him. The Participant shall be entitled to elect during each of the next five (5) following Plan Years of the Qualified Election Period to have up to such twenty-five (25%) percent of the sum of (a) his Accrued Benefit attributable to Post-1986 Employer Securities, and (b) any prior distributions of such Post-1986 Employer Securities, at the time of such election, paid to him, except that in the last Plan Year in which he is a Qualified Participant, the election may be made with respect to fifty (50%) percent of his Accrued Benefit attributable to Post-1986 Employer Securities. In computing the amount to be distributed in the current year, the amount determined to be distributable under the formula above shall be reduced by prior distributions of Post-1986 Employer Securities during the Qualified Election Period, if any. Distribution shall be made within ninety (90) days after the close of the Election Period. Distributions and elections which would be required under these provisions prior to September 6, 1988 may be extended to such date, as provided by I.R. Notice 88-56.

         This section shall not apply if the Qualified Participant's Accrued Benefit attributable to Employer Securities otherwise subject to this section for the Plan Year does not exceed $500.

         7.18 Notwithstanding the other provisions of this Article, if the Participant elects, if applicable pursuant to sections 401(a)(11) and 417, with the consent of his spouse, the distribution of the Participant's vested Accrued Benefit attributable to Post-1986 Employer Securities shall be made, or shall commence, not later than one (1) year after the close of the Plan Year:

                 (a) In which the Participant separates from service on account of death, disability or attainment of Normal Retirement Age; or

                 (b) Which is the fifth Plan Year following the Plan Year in which the Participant separates from service with the Employer, provided that the Participant has not become reemployed by the Employer before the date of distribution.

         The period of distribution may not be greater that the lesser of

                          (i)     Ten (10) years, or

                          (ii)    The greater of five (5) years, or the number
of years which corresponds to the value of the Participant's vested Accrued Benefit (determined as of the date of distribution, based on the most recent valuation of the Qualifying Employer Securities), divided by $100,000, with a full year to be credited for each fraction of $100,000.

         For purposes of determining the Participant's vested Accrued Benefit, the Accrued Benefit shall not include any Employer securities acquired with the proceeds of a Loan until the close of the Plan Year in which the Loan is repaid in full. The $100,000 and $500,000 figures above shall be adjusted by the Adjustment Factor.

         If a Participant separates from service for a reason other than those described in paragraph (a) above, and is employed by the Employer as of the last day of the Plan Year following the Plan Year of such separation from service, distribution to the

Participant, prior to any subsequent separation from service, shall be in accordance with terms of the Plan other than this section. For purposes of this section, Qualifying Employer Securities shall not include any Qualifying Employer Securities acquired with the proceeds of a Loan described in section 404(a)(9) of the Code until the close of the Plan Year in which such Loan is paid in full.

         7.19 Notwithstanding any provisions to the contrary, the following provisions are adopted to override existing plan language.

         Plan provisions which restrict the availability of an alternate form of benefit to a certain select group or classification of participants or beneficiaries which favors the group of Highly Compensated Employees shall be considered null and void, with the result that such alternate form of benefit is now available to all participants. Plan provisions will be considered to favor the group of Highly Compensated Employees if the group of employees to whom the benefit is available does not satisfy either the seventy percent test of section 410(b)(1)(A) or the nondiscriminatory classification test of section 410(b)(1)(A) of the Internal Revenue Code.

         Provided however, any plan provision that mandates a single sum distribution where the present value of a participant's nonforfeitable accrued benefit is not more than $3,500 will not be considered to favor the group of Highly Compensated Employees.


                                  ARTICLE VIII
                           LIMITATIONS ON ALLOCATIONS

         8.01  (a)        If the Participant does not participate in, and has
never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Article II, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Annual Addition or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation year to exceed the Maximum Annual Addition, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Annual Addition.

                 (b) Prior to the determination of the Participant's actual compensation for an Allocation Limitation Year, the

Maximum Annual Addition may be determined on the basis of the Participant's estimated Compensation for such Allocation Limitation Year. Such estimated Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer Contributions (including allocation of Forfeitures) based on estimated Compensation shall be reduced by any Excess Amounts carried over from prior years.

                 (c) As soon as is administratively feasible after the end of the Allocation Limitation Year, the Maximum Annual Addition for such Allocation Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Allocation Limitation Year.

                 (d) If, pursuant to section 8.01, subsection (c) there is an Excess Amount with respect to a Participant for an Allocation Limitation Year, such Excess Amount shall be disposed of as follows:

                          (i)       First, any nondeductible voluntary
Participant Contributions, to the extent that the return would reduce the Excess Amount, shall be returned to the Participant.


                          (ii)      Excess Amounts will be substracted from the
participant's accounts in the order of the last allocation (the reverse of the order of allocation, i.e., Employer Contributions used to pay Loans shall not be reduced until other discretionary Employer Contributions are reduced first) as if never allocated, and shall be reallocated to other Participants in the current Limitation Year to the extent such allocations do not exceed the Maximum Annual Addition. Any Excess Amounts that cannot be allocated will be held in a suspense account. All amounts in the suspense account must be allocated and reallocated to the Participant's accounts (subject to the limitations of section 415) in succeeding Limitation Years before any Employer Contribution or nondeductible Participant Contribution which would constitute an Annual Addition may be made to the Plan.

                 (e) If a suspense account is in existence at any time during the Limitation Year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses.

         8.02  (a)        If, in addition to this Plan, the Employer maintains
any other qualified defined contribution plan, the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for an Allocation Limitation Year, shall not exceed the lesser of:

                          (i)       The Maximum Annual Addition, reduced by the
sum of any Annual Additions allocated to the Participant's accounts for the same Allocation Limitation Year under this Plan and such other defined contribution plans; or

                          (ii)      Any other limitation contained in this
Plan.

                 (b) Prior to the determination of the Participant's actual Compensation for the Allocation Limitation Year, the amounts referred to in (a)(i), above, may be determined on the basis of the participant's estimated annual Compensation for such Allocation Limitation Year. Such estimated annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer Contribution (including allocation of Forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

                 (c) As soon as is administratively feasible after the end of the Allocation Limitation Year, the amounts referred to in (a)(i) shall be determined on the basis of the Participant's actual compensation for such Allocation Limitation Year.

                 (d) If a Participant's Annual Additions under his Plan and all such other plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the Amounts last allocated. In particular, if amounts are allocated as of the same date, Elective Deferrals under the United Companies Financial Corporation Employees' Savings Plan or any other cash or deferred arrangement shall be allocated first; any required Employer Contributions and Qualified Nondeductible Employee Contributions under the United Companies Financial Corporation Employees' Savings Plan or any other cash or deferred arrangement in order to satisfy nondiscrimination tests will be allocated second; Matching Contributions under a Plan which permits such Contributions shall be allocated third; discretionary Employer Contributions under the United Companies Financial Corporation Employees' Savings Plan and Trust shall be considered allocated fourth; Forfeitures of stock acquired with the proceeds of an Employee Stock Ownership Plan Loan shall be allocated fifth and generally not constitute Annual Additions; amounts allocated as a result of payment of an Employee Stock Ownership Plan Loan under this Plan shall be allocated sixth; and Employer Contributions allocated under a Plan which provides for discretionary Employer Contributions, such as this Plan & Trust, shall be considered to have been allocated last. Thus, Elective Deferrals and Matching Contributions which are allocated prior to the last day of the Plan Year, such as on quarterly allocation dates, will be allocated before any of the above which are allocated on the last day of the Plan Year. Notwithstanding the above, Annual Additions attributable to a welfare benefit fund, if any, will be deemed to have been allocated first, regardless of the actual allocation date.

         Furthermore, notwithstanding the above, to the extent provided in the United Companies Financial Corporation Employees' Savings Plan & Trust, Elective Deferrals under said Employees' Savings Plan & Trust, may be returned to Participants to the extent of Excess Amounts of such Participants still present after the adjustments made under this ESOP have been made, with such return of Elective Deferrals to take place prior to other adjustments in the Employees' Savings Plan & Trust. This paragraph shall be effective January 1, 1994.

                 (e) If an Excess Amount was allocated to a Participant on an allocation date of another plan, the Excess Amount attributed to this Plan will be determined by applying the order in (d) above. To the extent that the ordering as between this Plan and the other plan is not specified or is determined to be the same, then the excess amount attributed to this Plan shall be the product of,

                          (i)       The total Excess Amount allocated as of
such date (including any amount which would have been allocated but for the limitations of section 415 of the Code), times

                          (ii)      The ratio of (1) the amount allocated to the
Participant as of such date under this Plan, divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of section 415 of the Code).

                 (f) Any Excess Amounts attributed to this Plan shall be disposed of as provided in section 8.01, subsection (d).

         8.03    (a)      If the employer maintains one or more defined
contribution plans and one or more defined benefit plans, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, cannot exceed 1.0 for any Limitation Year.

                 (b) For purposes of this section, employee contributions to a qualified defined benefit plan are treated as a separate defined contribution plan.

                 (c) For purposes of this section, all defined contribution plans of an employer are to be treated as one defined contribution plan and all defined benefit plans of an employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

                 (d) If the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction exceeds 1.0; the annual addition to the defined contribution plans for the limitation year will be reduced so that the sum of the fractions will not exceed 1.0.

         8.04 For purposes of this Article, the following terms shall be defined as follows:

                 (a) Compensation shall be as defined in Article II, except that all Compensation which is includible in income shall be included, including Compensation from all Affiliated Employers, even during a period of nonparticipation. Exclusions of fringe benefits from the definition in Article II shall not be taken into account for purposes of this Article. Aggregation of Family Members of Highly Compensated Employees shall not be taken into account for purposes of this Article.

                 (b) Employer shall mean the Company and each Employer which adopts this Plan and all Affiliated Employers, except that Common Control shall be determined as modified by Code section 415(h), which Employers shall be considered a single Employer for purposes of applying the limitations of this Article.

                 (c) Limitation Year shall mean the Allocation Limitation Year as defined in Article II.

                 (d) Average Compensation shall mean the average Compensation during a Participant's high 3 Years of Service, which period is the 3 consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than 3 consecutive years with the Employer) during which the Employee had the greatest aggregate compensation from the Employer.

                                   ARTICLE IX
                               PLAN ADMINISTRATOR

         9.01 The Board of Directors of the Company shall appoint a Plan Administrator. The Plan Administrator shall consist of not less than one (1) nor more than nine (9) persons, corporations, or other legal entities. The Plan Administrator shall serve at the pleasure of the Company and vacancies in the position of Plan Administrator arising by reason of resignation, death, removal, or otherwise, shall be filled by the Company. Any Plan Administrator may resign of his own accord by delivering his written resignation to the Company. If the Company does not designate a Plan Administrator, or if the position of Plan Administrator is vacant for any reason, then the Company shall serve as the Plan Administrator.

         9.02 The Plan Administrator shall administer the Plan and is authorized to make rules and regulations as it may deem necessary to carry out the provisions of the Plan and to employ investment counsel, attorneys, accountants, and such other persons as it shall deem necessary or desirable in the administration of the Plan. The Plan Administrator shall determine any question arising in the administration, interpretation, and application of the Plan, which determination shall be binding and conclusive on all persons. Employment and compensation shall be determined by the Plan Administrator from the records of the Employer. The Plan Administrator shall exercise all voting powers granted to the Trust through ownership of any shares of the Company. All powers granted to the Plan Administrator shall be discharged in a nondiscriminatory manner and for the exclusive benefit of Participants and their beneficiaries or for defraying the reasonable costs of administration. In addition, the Plan Administrator shall discharge its duties and power in conformance with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         Except as provided for hereinafter, the Plan Administrator shall direct the Trustee as to the exercise of all voting powers over any shares of Qualifying Employer Securities. The Participant shall be entitled to direct the Trustee as to the exercise of all voting powers over shares allocated to his account that are Registration Type Qualifying Employer Securities. The Participant shall be entitled to direct the Trustee as to the manner in which the voting rights will be exercised over shares allocated to his account that are not Registration Type Qualifying Employer Securities with respect to any corporate matter which involves the voting of such shares allocated to the Participant's account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury regulations.

         At the time proxy materials are forwarded to company shareholders for each annual or special meeting of company shareholders, the Plan Administrator will send to each Participant who has Qualifying Employer Securities then allocated to his account(s) and who is entitled to vote such securities pursuant to the terms herein set forth the proxy form on which may be set forth the Participant's instructions as to the manner of voting the shares (including fractional shares) of Qualifying Employer Securities. All shares of Qualifying Employer Securities which have not been allocated to the Accounts of Participants shall be voted by the Trustee at such meeting in the same proportion in which allocated shares of Qualifying Employer Securities are voted.

         9.03 The Plan Administrator shall maintain accounts showing the fiscal transactions of the Plan. The Plan Administrator shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year.
Such report shall be submitted to the Board of Directors of the Employer and the Participants in the Plan and shall be filed in the office of the Plan Administrator.

         9.04 The Plan Administrator may appoint a Chairman and a Secretary and such other officers as it shall deem advisable. The Plan Administrator shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.
The Plan Administrator may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Plan Administrator.

         9.05 Unless otherwise determined by the Employer, the Plan Administrator shall serve without compensation for services rendered. Expenses of the Plan Administrator related to Plan establishment, design and termination shall be paid by the Employer. Other expenses shall be paid by the Employer or by the Trust. Such expenses shall include any expenses incident to the functioning of the Plan Administrator, including, but not limited to, salaries of employees, fees of investment counsel, attorneys' fees, accounting charges, and other costs of administering the Plan.

         9.06 The Employer shall indemnify and hold harmless each member of the Plan Administrator from any and all claims, loss, damages, and expenses, arising from any act or omission of such member, except when the same is judicially determined to be due to violations of the Employee Retirement Income Security Act of 1974. No Plan assets may be used for any such indemnification.

         9.07 The Plan Administrator shall arrange for such bonding as may be required by the Employee Retirement Income Security Act of 1974, but no bonding in excess of the minimum amount required by law shall be considered as required by the Plan.

         9.08 The Plan Administrator may consent to exclude from the allocation of Qualifying Employer Securities acquired by the Plan in a transaction in which the selling taxpayer elected nonrecognition under Code section 1042, the seller and such other persons stated in Article VI for the Nonallocation Period. The Plan Administrator may require a demonstration that the transaction is in fact eligible for such treatment as a condition of such special allocation and shall have complete discretion as to whether to permit such Qualifying Employer Securities to be so allocated.

         The Plan Administrator shall not be permitted to consent to the above allocation in connection with this transaction if the Plan does not own more than thirty (30%) percent of the total value of Qualifying Employer Securities outstanding immediately after the sale or if the Other Investments Accounts of the Participants to whom the special allocation is to be made do not have sufficient assets for such purchase. The determination of the Plan Administrator to engage in such a purchase shall constitute the exercise of fiduciary responsibility, and shall accordingly only be made when prudent and in the best interests of Plan Participants and their Beneficiaries.

         9.09 The Plan Administrator may, as a condition for the crediting of the service of a Participant for periods of pregnancy, birth, adoption or child care after birth or adoption in order to avoid a Break in Service, adopt a policy of requiring such Participant to furnish certain information within a reasonable time. Any such policy shall be communicated to Participants in a manner (including in a summary plan description) reasonably designed to apprise each Participant of such Policy. The Participant may be required to establish that the absence from work is for pregnancy, birth of the Participant's child, adoption of a child by the Participant, or the care of such newborn or adopted child for a period immediately following such birth or adoption. The Participant may also be required to establish the number of days for which there was such an absence. The Plan Administrator may require such information as is reasonable to satisfy it as to the accuracy of the such claimed service.

         9.10 The Plan Administrator shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders. The Plan Administrator shall be responsible for the interpretation of any Domestic Relations Order, but may request clarification from the Participant, the alternate payee or payees, the Court rendering such Domestic Relations Order, or any other affected persons.

         In the case of any Domestic Relations Order received by a Plan, the Plan Administrator shall promptly notify the Participant and any alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of the Domestic Relations Orders. As part of such procedure, the Plan Administrator may request a legal opinion from the Plan's legal counsel, after notification of the affected parties, of the provisions of any such Domestic Relations Order, with the Participant and all alternate payees to bear the expense of such opinion. The Plan Administrator may also request a court of competent jurisdiction for a determination of the status of a Domestic Relations Order.

         During any period in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined, the Plan Administrator shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order. Within a reasonable period after receipt of a Domestic Relations Order, the Plan Administrator shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of such determination. If within eighteen (18) months after the date on which the first payment would be required to be made under the Domestic Relations Order the Plan Administrator determines that the Domestic Relations Order is a Qualified Domestic Relations Order, then payment shall be made to the alternate payee of any amount held in the segregated account of escrow account. If within eighteen (18) months after the date on which the first payment would be required to be made under the Domestic Relations Order either (a) it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order, or (b) the issue of qualification cannot be resolved, then the Plan Administrator shall cause to be paid the segregated amounts (with interest, if applicable) to the person or persons who would have been entitled to such payment in the absence of the Domestic Relations Order.





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
         9.11 In the event that a tender offer is made for some or all of the shares of Company Stock, each Participant or Beneficiary shall have the right to direct whether those shares allocated to his account, whether or not vested, shall be tendered. This right shall be exercised in the manner set forth herein. In the absence of a written directive from or election by a Participant or Beneficiary to the Plan Administrator, after having been notified, the Participant or Beneficiary shall be deemed to have chosen not to tender his or her shares, and the Plan Administrator shall direct the Trustee not to tender such shares. Because the choice is to be given to the Participants, the Plan Administrator and the Trustee shall not have fiduciary responsibility with respect to the decision to tender or not or whether to tender all of such shares or only a portion thereof.

         In order to facilitate the decision of Participants whether to tender their shares in a tender offer (or how many shares to tender), the Plan Administrator shall provide election forms for the Participants, whereby they may elect to tender or not and whereby they may elect to tender all or a portion of such shares. Such election may be made or changed at any time prior to the day before the expiration date of the tender offer (with extensions); any election or change in election must be received by the Plan Administrator, or a designated representative of the Plan Administrator, on or before the day preceding the expiration date of the tender offer (with extensions, if any). The election shall be binding on the Plan Administrator and the Trustee. The Plan Administrator shall make every effort to distribute the notice of the tender, election forms and other communications related to the tender offer to all Participants as soon as practicable following the announcement of the tender offer, including mailing such notice and form to Participants and posting such notice in places designed to be reviewed by Participants.

         Shares which are not allocated to the account of any Participant shall not be tendered and the proceeds used to repay an exempt loan unless the tender offer may result in Employer Securities no longer being available and the price fixed during the tender offer would produce a financial gain to the Plan Participants as compared with the alternative of not tendering such stock. The Plan Administrator shall make such determination. Subject to this limitation, such shares shall be tendered or not as the majority of shares held by Participants and directed by them is tendered or not.


                                   ARTICLE X
                          RESTRICTIONS ON DISPOSITION

         10.01 This Trust shall be a spendthrift trust as that term is defined in the Louisiana Trust Code, and the assets herein shall be held subject to the maximum restraint on voluntary or involuntary alienation by the Participants and their respective Beneficiaries permitted by the provisions of the Louisiana Trust Code. These restrictions on disposition shall apply to any person for whom an account is maintained hereunder, including Inactive Participants.

         10.02 The assets of the Trust shall not be subject to alienation, assignment, Trustee process, garnishment, attachment, execution, or levy of any kind, except as may be necessary to repay advances made by the Trustee for its fee and expenses of the Trust, and no attempt to cause such assets to be so subjected shall be recognized except to such extent as may be required by law. If any Participant shall attempt to alienate or assign his interest provided in the Trust, or if the right to any benefit payable with respect to a participant is created, assigned or recognized in favor of another person, the Trustee shall take such steps as it deems necessary to preserve such interest for the benefit of the Participant or his Beneficiaries.

         10.03 Notwithstanding the limitation on alienability contained herein, the Trustee shall not be precluded from complying with a court order of a court of competent jurisdiction, so long as such order is a Qualified Domestic Relations Order.


                                   ARTICLE XI
                            NO REVERSION TO EMPLOYER

         11.01 At no time shall it be possible for the plan assets to be used for, or diverted to, any purpose other than for the exclusive benefit of the Participants and their Beneficiaries, except that Contributions made by the Employer may be returned to the Employer if:

                 (a) The Contribution was conditioned on the initial qualification of the Plan under the Internal Revenue Code, the Plan does not so qualify and the contribution is returned within one year after the Plan is found to not so qualify;

                 (b) The Contribution was made due to a mistake of fact; and the Contribution is returned within one year of the mistaken payment of the Contribution; or

                 (c)      The Contribution was conditioned on its
deductibility, the deduction is disallowed, and the Contribution is returned within one year of the disallowance of the deduction.

         11.02 In the case of a Contribution made due to a mistake of fact, the amount of the Contribution returned may not exceed the difference between the amount actually contributed and the amount which would have been contributed had there been no mistake of fact and may not include the earnings attributable to such Contribution. The amount of the Contribution returned must be reduced by any losses attributable to the Contribution, and no Participant may have his Employer Contribution Account reduced by the return of the Contribution to less than such account would have been had the returned Contribution never been made.

         11.03 In the case of a Contribution conditioned on its deductibility, the deduction for all or part of which is disallowed, the amount of the Contribution returned may not exceed the difference between the amount actually contributed and the amount which would have been contributed had there been no error in determining the deduction and may not include the earnings attributable to such Contribution. The amount of the Contribution returned must be reduced by any losses attributable to the Contribution, and no Participant may have his Employer Contribution Account reduced by the return of the Contribution to less than such account would have been had the returned Contribution never been made.


                                  ARTICLE XII
                       TRUSTEE POWERS, RIGHTS AND DUTIES

         12.01 Subject to the terms and provisions of the Plan, and the directions and rules and regulations of the Plan Administrator issued pursuant thereto, the Trustee shall have all of the powers that may be exercised by a Trustee under Louisiana law, including, but not limited to, those powers that Trustees are permitted to exercise under the provisions of the Louisiana Trust Code, and such additional powers as may hereafter be permitted Trustees by Louisiana law.

         12.02 Pursuant to the direction of the Plan Administrator, the Trustee shall invest any cash received for the account of any Participant or credited to the account of any Participant to the extent practicable in Qualifying Employer Securities, in accordance with Article VI. Investment direction by the Plan Administrator shall be binding upon the Trustee and in following the Plan Administrator's written direction, the Trustee shall assume no liability or responsibility for such investments, so long as they are consistent with the terms of the Plan and ERISA.

         12.03 Subject to the foregoing limitations, the Trustee may invest in bonds, notes, mortgages, commercial paper, preferred stocks, common stocks, or other securities, rights, obligations of property, real or personal, including shares and certificates of participation issued by investment companies or investment trust whether or not such investments be authorized for Trust funds and including stock, securities and Qualifying Employer Real Property of the Employer and any Affiliated Employer; and except as provided for in Article IX may vote personally or by proxy any shares of stock; and may lease, mortgage or pledge any of the property upon such terms as it deems advisable; and may borrow money with or without mortgaging the Trust assets; and may compromise or arbitrate any claim in favor of the Trust.

         The Trustee may also purchase insurance for the benefit of the Trust on the lives of shareholders of the Employer and on the lives of those employees whose death could result in a reduction of the Employer's profits. The Trustee may retain in cash a portion of the Trust fund either awaiting investment or to meet contemplated payments under this Trust. Funds of the Plan may be invested in deposit accounts or certificates of deposit bearing a reasonable rate of interest in the Hibernia National Bank.

         12.04 The Trustee is further authorized and empowered to sell, assign, exchange, or transfer assets held from time to time and to purchase other assets from the proceeds thereof, and to receive, hold, invest and reinvest the income from the increment of the funds.

         12.05 The Plan Administrator may direct the Trustee to obtain Loans. Any such Loan will meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Participants and Beneficiaries. The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Qualifying Employer Securities, repay the Loan, or repay any prior Loan. Any such Loan shall further meet the requirements of Article XVII.

         12.06 The Trustee shall have the right to borrow or raise money for the purpose of the Trust in such amount and upon such terms and conditions as the Trustee shall deem advisable; and, for any amount so borrowed, to issue his promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust fund; and no person lending money to the Trustee shall be bound to verify the application of the money lent or to inquire into the validity, expediency or propriety of any such borrowing. In the event, however, that the Trustee desires to borrow money upon the security of a pledge of insurance policies outstanding with respect to the lives of Participants under the Plan, the power to borrow heretofore stated is subject to the conditions that such borrowing shall be for the sole purpose of the payment of premiums on such policies.

         12.07 The Trustee may act with the same care as would a prudent man, who was familiar with such matters, when acting in a like capacity in a similar enterprise having similar purposes; and, unless it is "prudent" not to do so, the Trustee must diversify the Plan's investments so as to minimize the risk of large losses, except with regard to the purchase of Qualifying Employer Securities.

         12.08  The Trustee may not:

                 (a) Deal with the assets of the Plan and Trust for his own account;

                 (b) Act, in any capacity in any transaction involving the Plan and Trust, on behalf of a party whose interests are adverse to the Plan and Trust or its Participants;

                 (c) Receive any consideration from any party in connection with any transaction involving fund assets; or

                 (d) Maintain indicia of ownership of any Plan and Trust assets outside of the jurisdiction of the United States District Courts.

         12.09 Except as hereinafter provided, the Trustee or other fiduciary may not engage in a transaction which constitutes an acquisition, sale or lease of property between the Trust and a "Party-in-Interest" except that the acquisition, sale or lease of Qualifying Employer Securities between the Trust and a Party-in-Interest shall be permitted, provided the transaction is carried on in an arm's-length basis and for adequate consideration and no commission is charged with respect thereto, and such transaction otherwise meets the requirements of section 408(b) of ERISA and section 4975(d)(3) of the Code.

         Except as hereinafter provided, the Trustee or other fiduciary may not engage in any transaction which constitutes the direct or indirect lending of money or extension of credit between the Trust and a party-in-interest except that direct or indirect Loans for the acquisition of Qualifying Employer Securities made by a party(s)-in- interest to the Trust shall be permitted if the Loan is primarily for the benefit of Participants, if the Loan bears a reasonable interest rate, and if, when collateral is given for such Loan, it consists only of Qualifying Employer Securities.

         Except as hereinafter provided, the Trustee or other fiduciary cannot engage in any transaction which constitutes the direct or indirect:

                 (a) Furnishing of goods, services or facilities between the Trust and a party-in-interest;

                 (b) Transfer to, or use by or for, the benefit of a Party-in-interest of any of the Trust's assets; or

                 (c) Acquisition by the Plan of any Employer security or Employer real property which is not qualifying or which is in excess of that permitted by the Employee Retirement Income Security Act of 1974, as amended.

         12.10 Notwithstanding the above, the Trustee may engage in the transactions otherwise prohibited hereunder in the following circumstances:

                 (a)      An exemption from the Secretary of Labor under
section 408 of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") has been received or may reasonably be expected to be received because the terms of such transaction were of an arm's-length nature;

                 (b) The transaction is necessary in order to correct a previous prohibited transaction or transactions, whether entered into before or after the enactment of ERISA;

                 (c) The transaction is made pursuant to a directive or suggested course of action of the U.S. Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Secretary of the Treasury, the Secretary of Labor, or any other Federal or State regulatory agency;

                 (d) The transaction is entered into pursuant to advice or recommendation or opinion of counsel that it may reasonably be undertaken in order to effect a correction or satisfy a directive stated in (b) or (c) above, or that the transaction is not a prohibited transaction as that term is defined in ERISA; or

                 (e) The transaction is the subject of, or probably the subject of, a class exemption issued by the Internal Revenue Service and/or U.S. Department of labor.

         If, notwithstanding the above, the Trustee engages in a prohibited transaction, he shall immediately notify the Plan Administrator, and together the Trustee and Plan Administrator shall notify the Participants, the U.S. Department of Labor and the Internal Revenue Service of the transaction within the period provided in ERISA for such notification, and shall take action to correct the transaction, to obtain an exemption referred to above or to report and pay taxes thereon.

         12.11 If permitted by the Trustee and the Plan Administrator pursuant to a policy of uniform applicability, individual insurance and annuity contracts may be purchased for the Other Investment Accounts of Participants. Insurance coverage is intended to be incidental to the purpose of this Plan. Accordingly, if a portion of Employer Contributions is to be used to pay the premiums of ordinary life insurance contracts on the life of an active Participant, and if such payments and contracts are allocated to the account of the insured Participant, then the aggregate premiums paid for such contracts for any Participant shall be less than 50% of the aggregate Employer Contributions made on such Participant's behalf at any particular time; for term type insurance contract, the aggregate premiums for such contracts shall be less than 25% of the aggregate Employer Contributions made on such Participant's behalf at any particular time. If whole life and term insurance are acquired for the benefit of a Participant's account, the sum of one-half of the aggregate premiums for whole life insurance and all of the aggregate premiums for term insurance shall be less than twenty-five (25%) percent of the aggregate Employer Contributions made on such Participant's behalf as of any date. However, Employer Contributions held under the Plan on behalf of the Participant for at least two (2) years shall be available for payment of premiums in addition to the foregoing limits. Furthermore, the Plan may purchase insurance contracts on the lives of Key Employees on whom the value of Company Stock depends. Such contracts shall not be held in the accounts of any Participants and shall not be subject to the foregoing limits.

         12.12 The Trustee may accept, but is not required to accept, at the direction of the Plan Administrator, a qualified Rollover Contribution or a rollover amount from another qualified trust from an Employee as permitted under the Code. The Trustee may require such documentation and written representations as he feels necessary to ensure that such contribution is a qualifying Rollover Contribution, rollover amount, or direct transfer. Such a Contribution by an Employee shall be adjusted as hereinafter provided for earnings and asset reevaluations, but shall not in any event enter into the allocation of Forfeitures. Such a Contribution shall not be considered an Annual Addition or Employer Contribution for purposes of determining the maximum amount of Annual Additions which may be made on behalf of a Participant or deductible Employer Contribution which may be made to the Plan. The Trustee may accept funds transferred directly from another corporate employee retirement plan upon the termination or merger of such plan into this Employee Stock Ownership Plan or upon the merger of the corporate employer under such other plan into the Company. If such funds include Employee Contributions, then amounts attributable to Employee Contributions shall be separately accounted for and shall not be used to purchase Qualifying Employer Securities. Such funds will share in the earnings and losses of the fund. All Participants in this Plan, including Participants in the merged Plan and in this Plan prior to merger who are still participating at the time of the Forfeiture allocation, shall share in the allocation of Forfeitures occurring in this Plan subsequent to such merger.

         12.13 The Trustee shall not be responsible in any way for the collection of contributions provided for under the Trust.

The Trustee shall accept and hold under the Trust such Contributions of money, or other property approved by the Employer for acceptance by the Trustee, on behalf of the Employer and Participants as it may receive from time to time from the Employer. All such Contributions shall be accompanied by written instructions from the Employer accounting for the manner in which they are to be credited.

         12.14 On a receipt of a written order from the Plan Administrator certifying that a Participant's benefits are payable pursuant to the Trust, the Trustee shall take such action as may be necessary to make distribution in such form and at such time as the order for payment so directs. However, before making any such distribution in the event of a Participant's death, the Trustee shall be furnished with any and all certificates, tax waivers and other documents which may be requested in its discretion.

         12.15 The Trustee may retain or consult counsel, including an investment adviser, which may be the counsel to the Employer, to the Trustee or to the Plan Administrator, with respect to the meaning, or construction of terms of the Trust or Plan, or with respect to its obligations or duties thereunder, or with respect to any claim, action, proceeding or question of law. The Trustee may engage agents to assist in its carrying out the provisions of the Trust. The Trustee shall be fully protected in any action taken or not taken by it in good faith pursuant to advice of counsel or agents, and shall in no event be liable for the action or nonaction of such agents, provided the Trustee shall have exercised due care in selection of such agents.

         12.16 The Trustee shall not be responsible for the purpose or propriety of any distribution made pursuant to directive of the Plan Administrator or any action or nonaction taken pursuant to the written instructions of the Plan Administrator, including investment directions, as long as these instructions are made in accordance with the terms of this Plan document and are not contrary to Title I of the Employee Retirement Income Security Act of 1974.

         12.17 Fees, taxes and expenses of the Trust shall be subject to the provisions of this Article as follows:

                 (a) Fees -- The Trustee in consideration of its services under the Trust shall receive such reasonable compensation as the Employer and the Trustee mutually agree. If the Trustee is in the business of providing trust services, then the Trustee's normal charges shall be considered reasonable and the Employer shall be considered to have agreed thereto. The Trustee may change such compensation at any time upon thirty (30) days' written notice to the Employer, or may agree to waive fees. If a Trustee is an individual Trustee who is also an Employee or officer of any Employer hereunder, such person shall not be entitled to such fees and shall not be paid any fees hereunder. Reasonable fees and expenses incurred by the Trustee in connection with the affairs of the Trust may be paid by the Trust or by the Employer.

                 (b) Taxes -- Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment, reinvestment or distribution of the assets of the Trust, that may be levied or assessed in respect to such assets or interest of specific Participants, shall be charged to such accounts or interests and if not so allocable they shall be charged proportionately to the accounts or interest of all Participants, or to the Employer, as the circumstances shall require.

                 (c) Expenses -- All other administrative expense incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, shall be paid from the assets of the Trust, but in the discretion of the Employer such expenses may be paid by the Employer after a statement of such expenses is rendered by the Trustee to the Employer. Expenses of Plan establishment, design and termination must be paid by the Employer.

                 (d) Collection -- All fees of the Trustee and taxes and other administrative expenses charged to the Trust shall, at the Trustee's option, be paid by the Employer to the Trustee with the amount of the first contribution for each Trust Year which is to be credited to the Trust; if no contribution is made thereto in that year, and if the assets of the trust are insufficient to satisfy such charges, the Employer shall pay any deficit therein to the Trustee.

                 (e) Bonding -- An individual Trustee need not furnish security or bond, as otherwise required under Title 9, section 2171 of the Louisiana Revised Statutes, except as may be required under ERISA or other Federal law. The Employer shall bear the expense of any such bond required.

         12.18 The Trustee may resign at any time upon thirty (30) days' written notice to the Company, or if so requested in writing by the Company, shall resign with thirty (30) days following receipt of such request. Upon resignation by the Trustee, the Company shall appoint a Successor Trustee.
Upon receipt by the Trustee of written acceptance of such appointment of a Successor Trustee, the Trustee shall convey, assign, and deliver to such Successor Trustee the assets of the Trust, together with all records pertaining thereto. The Trustee is authorized, however, to reserve such assets as it may deem advisable for payment of all fees, compensation, costs and expenses, or for payment of any other liabilities and constituting a charge on or against the assets of the Trust or on or against the Trustee, with any balance remaining after the payment of all such items to be paid over to the Successor Trustee. The Successor Trustee shall have the right, title and interest in the assets paid over to it, and all powers, rights and duties under the Trustee vested in the Trustee shall vest in such Successor Trustee immediately upon its appointment and acceptance, and thereupon all further duties and liabilities of the Trustee who has been succeeded shall terminate, except for an accounting as may be required.

         12.19 If two or more persons are designated as Trustee, any one of the said persons shall have the authority and power to act on behalf of all Trustees with the approval of all Trustees, and to sign and execute any and all such forms, instruments and documents as may be required in the capacity of Trustee. When so signed or executed any such document shall be accepted by any person as conclusive and binding upon all Trustees and upon this Trust, as to any and all matters contained therein, and any person dealing with the said Trustees or with this Trust shall be fully protected in acting in reliance on the provisions of any such form, instrument or document signed by any one of the said Trustees.

         12.20 The Employer agrees to indemnify the Trust fund and the Trustee against any liability imposed as a result of a claim asserted by any person or persons under the laws of any state or the federal government where the Trustee has acted under this Plan in good faith in reliance on a written direction of the Plan Administrator or an instrument, certificate or paper it believed genuine.

         12.21 Notwithstanding any other provisions of the Plan, the Trustee hereof may cause any part or all of the monies and assets of this Trust to be commingled with monies and assets to be invested as a part of any collective investment trust which then provides for the pooling of assets of plans described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, provided that such collective investment trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revenue Service and is then maintained by the Trustee. Monies and assets of this trust invested in such a Trust shall be held and administered by the Trustee strictly in accordance with the terms of or under the powers granted in said declarations of trust as they may be amended from time to time, and the document governing any such collective investment trust are hereby made a part of the Plan. Without limiting the generality of the foregoing, the following declarations of trust executed by the Trustee are hereby incorporated by reference: any common trust fund or mutual fund maintained by Hibernia National Bank or its affiliates.

                                  ARTICLE XIII
                    AMENDMENT, TERMINATION OR DISCONTINUANCE

         13.01 While it is the intention of the Company that this Plan shall be permanent, the Company reserves the right at any time to amend any of the provisions of this Trust or to revoke it in its entirety. Any such revocation or amendment to this Trust shall become effective immediately, upon receipt by the Trustee of a written instrument or revocation or amendment signed on behalf of the Employer by its duly authorized representative. Each Employer may continue or withdraw from the Plan in the manner provided herein; otherwise, the Company shall act on behalf of all Employers.

         13.02 Notwithstanding the provisions of this Article XIII, or of any other provisions of this Plan, any amendment may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to, or to satisfy the conditions of any law, government regulation or ruling, and to permit the Plan to meet the requirements for qualification under section 401 of the Code, and to permit the Trust to meet the requirements for tax-exempt status under section 501 of the Code. Any such amendment shall conform with the provisions of Code section 401(b). No amendment shall reduce the Accrued Benefit of any Participant.

         13.03 No amendment to this Trust shall operate to deprive any Participant of his vested interest in his distributive share. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan would (if the Plan is then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         13.04 Upon the termination or partial termination of this Trust or upon the discontinuance of contributions by the Company and by each participating Employer without formal termination of this Trust, the Trustee shall revalue and redetermine the Accrued Benefit of each Participant who is affected by said termination or partial termination. The entire Accrued Benefit of each Participant (or each Affected Employee in the case of a partial termination) shall be nonforfeitable. In the case of a complete termination, the Accrued Benefit shall be paid and distributed to such Participant, or in the case of his death before such distribution, to the Beneficiary or Beneficiaries designated by such Participant. A Participant's right to his Accrued Benefit is not conditioned upon a sufficiency of Plan assets in the event of termination.

         13.05 Notwithstanding such termination of this Trust as herein provided, the Trustee shall continue the Trust in force and effect for the sole purpose of liquidating the distributive shares of the respective Participants.

         13.06 Upon termination of the Plan or a complete discontinuance of contributions under the Plan, any funds which remain unallocated under the provisions of Article VIII shall be allocated to the Participants in proportion to their compensation for the Plan Year in which the termination takes place, except that the limitations of Article VIII shall apply with respect to each Participant for such Plan Year. Any unallocated portion thus remaining shall be allocated in proportion to compensation.

         13.07 If an amendment is made to the Plan which either directly or indirectly affects its vesting schedule, then for any Employee who is a Participant in the Plan on the later of the date the Plan is amended or the effective date of the amendment, his nonforfeitable percentage shall not be reduced by reason of such amendment. Furthermore, if such Participant has completed three (3) or more Years of Service with the Employer (as defined either before or after the amendment), he shall be entitled to elect to have his nonforfeitable interest determined without regard to the amendment, provided that the opportunity for such election shall not be afforded to those Participants whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than the percentage determined without regard to such amendment. The period of the election shall begin on the date that the amendment is adopted and shall end on the latest of the following dates: (i) 60 days after the adoption date; (ii) 60 days after the effective date of the amendment; or (iii) 60 days after the Participant is issued written notice of the amendment. The Plan Administrator shall prescribe the form of such written notice in the election by the Participant. The election, once made, shall be irrevocable.

         13.08 No amendment shall be made which reduces or restricts, directly or indirectly, the accrued benefit of any Participant or which eliminates or reduces early retirement benefit or optional form of benefit; however, this plan as an Employee Stock Ownership Plan shall not be treated as failing to meet this requirement merely because it modifies distribution options in a nondiscriminatory manner.

         Any plan provision which restricts or would deny a participant through the withholding of consent or the exercise of discretion by some person or persons other than the participant (and where relevant, other than the participant's spouse) of an alternative form of benefit is hereby amended by the deletion of the consent and/or discretion requirement.

         An alternate form of benefit, by definition, encompasses the different forms of benefit payment available under the plan which provides that:

                 (a) Participant's benefits under the plan may be paid in more than one form, or

                 (b) Payment of a particular form of benefit may commence at sometime earlier or later than the normal date for the commencement of such benefit.

         Notwithstanding the above, the elimination of the distribution in the event of financial hardship shall not be considered the elimination of a form of benefit which shall be covered by this section. This paragraph and such elimination of distribution shall be conditioned on the approval of the Internal Revenue Service.


                                  ARTICLE XIV
                    CLAIMS FOR BENEFITS: DENIALS AND APPEALS

         14.01 A Participant or Beneficiary shall automatically be paid the benefit due him under the provisions of Article VII. The Plan Administrator shall have the full discretion and authority to interpret the Plan and to determine, in accordance with its reasonable interpretation of the Plan documents, the amount of any benefit due any Participant or Beneficiary and the timing of the payment to any Participant or Beneficiary by the Plan. If, however, a Participant or Beneficiary disagrees with the amount or time of payment of a benefit paid or to be paid him or believes that he is due to be paid a benefit which the Plan Administrator has indicated will not be paid to him, then he shall make a claim for benefits in accordance with the terms of this Article.

         14.02 A Participant must make a claim in writing to the Plan Administrator for any benefit pursuant to the provisions of this Article XIV after such time as all Participants have been notified as to the identity of such Plan Administrator. Otherwise, a benefit hereunder may be considered to have been claimed if any employee has in writing informed any executive officer of the employer that he is interested in knowing whether he is entitled to any benefit under this Plan.

         14.03 The Plan Administrator shall have full discretion and authority to determine the merits of any claim for benefits, consistent with the Plan Administrator's reasonable interpretation of the Plan documents. The Plan Administrator shall, within ninety (90) days of receipt of such claim, if he denies in whole or in part a claim for the benefit, write a letter to the claimant setting forth the reasons for denial with reference to specific provisions of the Plan which are applicable and an explanation of the necessary steps under this Article XIV, below.

         14.04 Any claimant for a benefit (or, as applicable, his estate or other representative or beneficiary) may, within sixty (60) days after receipt of the letter referred to in section 14.03 appeal to an Appeals Committee (if more than one person) or Appeals Officer from time to time appointed (if and when required) by the employer as named fiduciary and request a review of the denial of benefit with opportunity to submit his position in writing. The Appeals Committee or Officer not later than sixty (60) days (or one hundred
(100) days, if a hearing is held) after the request for review referred to in the foregoing provisions of this Article XIV is received, shall render a written decision and mail same to claimant at the last address known to the Employer specifying by reference to the Plan the reasons for denial of such part or all of the claimed benefit as it or he denies upon review of the appeal.

         14.05 If a former Participant cannot be located by the Trustee and the Plan Administrator, after diligent search and the lapse of at least two (2) years, then the account of such former Participant shall be forfeited as of the last day of the Plan Year of such lapse. However, if such former Participant comes forward at a later date, benefits shall be restored to him.



                                   ARTICLE XV
                                    FUNDING

         15.01 The Plan Administrator shall be responsible for the establishment and implementation of a funding policy. Such policy shall take into account the objectives of the Plan and the requirements of ERISA. The Plan Administrator shall determine such a policy within six (6) months of the establishment of the Plan, or the amendment of the Plan, as the case may be, if such a policy has not previously been established. The Plan Administrator shall review the Plan's short-run and long-run needs for liquidity or for investment growth and shall direct the Trustee as to those investments which best satisfy such needs.

         15.02 The funding policy established by the Plan Administrator shall be communicated to the Participants in a general manner. Changes in the funding policy shall be communicated as soon as practicable after their adoption by the Plan Administrator.

         15.03 The funding policy shall be reviewed annually by the Plan Administrator. Any changes in Plan objectives shall be considered. Any changes in the composition of the Plan

Participants shall be reviewed and appropriate corrections in funding policy made.

         15.04 Should the Trustee make a Loan, the Plan Administrator shall be responsible for obtaining a commitment from the Employer to fund the principal and interest requirements of the Loan through cash contribution to the Plan or by taking other measures to ensure that the Loan will be repaid. The Plan Administrator shall review the Plan's financial requirements with reference to current and future commitments under the Loan.


                                  ARTICLE XVI
                             TOP HEAVY PLAN LIMITS

         16.01 In any Plan Year in which the Plan is a Top Heavy Plan, each Participant who is not a Key Employee and who is employed on the last day of the Plan Year, including a Participant who completes less than 1,000 Hours of Service during the Plan Year, shall be allocated an amount of Employer Contributions which is the higher of the following:

                 (a) The portion of Employer Contributions which he would have been allocated under Article V had the Plan not been Top Heavy;

                 (b)      The lesser of

                          (i)       Three (3%) percent of his Compensation, and

                          (ii)      The highest percentage of Compensation of a
participating Key Employee which is allocated to such Key Employee Participant.

         This Plan and the United Companies Financial Corporation Employee Savings Plan and Trust shall be considered together for purposes of the minimum Employer Contribution requirement. If a Participant in the Savings Plan would not receive the minimum Employer Contribution between this Plan and the Savings Plan before the application of the Top Heavy rules, then an additional Employer Contribution shall be made to the Savings Plan to ensure that he does receive the minimum Employer Contribution. If a Participant in this Plan is not a Participant in the Savings Plan, then the minimum Employer Contribution shall be satisfied by this Plan.

         Any amounts which a Key Employee elects to defer under a Code section 401(k) arrangement shall be treated as Employer Contributions for purposes of paragraph (b)(ii) above. Elective deferrals and withholding contributions for a Nonkey Employee under a Code section 401(k) arrangement shall not be treated as Employer Contributions for purposes of satisfying the top-heavy minimum Employer Contribution.

         16.02 In any Plan Year in which the Plan is a Top-Heavy Plan, the vested percentage of each Participant's Accrued Benefit attributable to Employer Contributions shall be one hundred (100%) percent after three (3) Years of Service with the Employer. If the Plan has been Top Heavy and is no longer Top Heavy in a subsequent Plan Year, then the vested percentage of any Participant shall be the greater of his vested percentage as determined under section 7.06 or his vested percentage as determined under this section for the most recent Plan Year in which the Plan was Top Heavy. The provisions of section 13.07 shall apply to the vesting schedule in the event of a change in the Plan's status from a Top-Heavy Plan to a Plan which is not a Top-Heavy Plan; such status change shall be treated as if it were a plan amendment affecting the vesting schedule for purposes of section 13.07.

         16.03 For purposes of this Article, Compensation of a Participant for a Plan Year shall mean Compensation as defined in Article II, except that Compensation shall include all Compensation included in gross income for the Plan Year, notwithstanding any exclusions listed therein; shall be determined with respect to the entire Limitation Year associated with the Plan Year, regardless of the Participant's nonparticipation during a portion of such Plan Year; and shall further include Compensation from all Affiliated Employers.

         16.04 In any Plan Year in which the Plan is a Top-Heavy Plan, the figure "1.0" shall be substituted for "1.25" in subsection (a) of the second paragraph of the sections in Article II defining Defined Benefit Plan Fraction and Defined Contribution Plan Fraction.

         16.05 For the purposes of this Article XVI, all plans in the Aggregation Group shall be considered together in determining whether the Plan is a Top-Heavy Plan and for purposes of satisfying the requirements of this Article.


                                  ARTICLE XVII
                                LOAN PROVISIONS

         17.01 The Plan may enter into a Loan, including a Loan with the Trustee or a Loan which is guaranteed by the Employer or a related person. If the Plan Administrator directs the Trustee to enter into a Loan, any such Loan shall be for the benefit of Participants and Beneficiaries, shall conform to the terms of an arm's length transaction and provide for no more than a reasonable rate of interest as determined under Treasury

Regulation section 54.4975-7(b)(7), and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral on a Loan are shares of Qualifying Employer Securities acquired with the proceeds of the Loan and shares of Qualifying Employer Securities that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Qualifying Employer Securities so pledged shall be placed in a Suspense Account. If Qualifying Employer Securities so acquired are not pledged, they shall be placed in a Suspense Account for allocation purposes and shall be released from the Suspense Account in the same manner as if they had been pledged.

         17.02 No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, Employer Contributions (other than contributions of Company Stock) that are available under the Plan to meet obligations under the Loan and earnings attributable to such collateral and the investment of such contributions. All Employer Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full, all earnings from investment of such Employer Contributions which earnings have been allocated to Participants' Other Investments Accounts, and dividends on Company Stock acquired with the proceeds of the Loan shall be available to meet obligations under the Loan, unless otherwise provided by the Company at the time any such Employer Contribution is made. Two or more Loans may be considered together as one Loan for purposes of meeting the requirements of this Section.

         17.03 This provision shall apply to any Loan which provides for the release of shares from the Suspense Account in proportion to principal payments. The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years.

         Interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; the disregard of interest is not applicable from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of a new exempt loan exceeds ten years.

         17.04 Any pledge of Qualifying Employer Securities must provide for the release of shares so pledged upon the payment of any portion of the Loan. For each Plan Year during the duration of the Loan, the pledge must equal the number of encumbered securities held immediately before release for the current Plan

Year multiplied by a fraction. The numerator of the fraction is the amount of principal paid for the year. The denominator of the fraction is the sum of the numerator and the principal to be paid for all future years. If the Plan Administrator so directs for any Loan entered into on or after January 1, 1990, the numerator of the fraction shall be the sum of principal and interest paid on such Loan for the year and the denominator shall be the sum of the numerator and the principal and interest to be paid for such Loan for all future years. If the shares held in the Suspense Account include more than one class of Qualifying Employer Securities, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

         17.05 Payments of principal and interest on any such Loan during a Plan Year shall be made by the Trustee (as directed by the Plan Administrator) only from

                 (a) Employer Contributions to the Trust made to meet the Plan's obligations under a Loan and from any earnings attributable to Qualifying Employer Securities held as collateral for the Loan (both received during or prior to the Plan Year), less such payment in prior years; and

                 (b) The proceeds of a subsequent Loan made to repay a prior loan.

         If and only if the Loan is in default, Qualifying Employer Securities held as collateral for the Loan may be sold. In the case of a default, the proceeds of the sale of any Qualifying Employer Securities held as collateral for the Loan may be used to repay the Loan.

         Except as provided in Section 9.11 in the case of a tender offer, assets transferred in satisfaction of a Loan shall not exceed the amount of the default. In the case of a Loan involving a disqualified person, any assets transferred to satisfy the default may not exceed the value of the amount then due under the Loan payment schedule.

         Such contributions, earnings and proceeds must be accounted for separately by the Plan until the Loan is repaid. Two or more loans may be considered as one Loan for purposes of this section.

         17.06 Qualifying Employer Securities released by reason of the payment of principal or interest on a Loan from amounts allocated to Participants' Other Investments Accounts shall immediately upon payment be credited pro rata to the corresponding Participants' Company Stock Accounts. If Qualifying Employer Securities are not pledged as security, they shall be allocated as if pledged and released in accordance with section 17.03.

         17.07 The Employer shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loans as they are due; provided, however, that no such Contribution shall exceed the limitations in Article VIII. In the event that such Contributions by reason of the limitations in Article VIII are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request the Employers shall make a Loan to the Trust, as described in Treasury Regulation section 54.49757(b)(4)(iii), in sufficient amounts to meet all requirements of an "exempt loan" within the meaning of Treasury Regulation section 54.4975-7(b)(1)(iii). Qualifying Employer Securities released from the pledge of the prior Loan shall be pledged as collateral to secure the new Loan. Such Qualifying Employer Securities will be released from this new pledge and allocated to the accounts of the Participants in accordance with applicable provisions of the Plan.

         If the Loan is in default, then any Qualifying Employer Securities pledged as collateral may be sold in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest payments due under the Loan. Any such sale by the Plan shall meet the requirements of section 408(e) of ERISA.

         However, the Employer shall not, pursuant to the provisions of this subsection, do, fail to do or cause to be done any act or thing which would result in a disqualification of the Plan as an employee stock ownership plan under the Code which would result in a prohibited transaction which is not exempt under one of the various statutory or regulatory exceptions, to the knowledge of the Employer.

         17.08 Except as provided in sections 17.09 and 17.10 below, and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, no shares of Qualifying Employer Securities acquired with the proceeds of a Loan obtained by the trust to purchase Company Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while such shares are held by and when distributed from the Plan.

         The Plan and Trust may not be obligated to acquire Employer Securities from a particular security holder at an indefinite time determined by the happening of an event such as the death of the holder.

         Any transactions involving Employer Securities shall be made in accordance with Article XIX. The limitations of Article XVIII, if applicable, shall be in addition to those of this section.

         17.09 Shares of Qualifying Employer Securities purchased with the proceeds of a Loan and distributed by the Trustee may be subject to a Right of First Refusal. Such a Right of First Refusal shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Trust and then, if refused by the Trust, to the Company at a price equal to the greater of

                 (a) The then fair market value of such shares of Qualifying Employer Securities as determined in good faith by the Plan Administrator, in accordance with Treasury Regulation section 54.4975-11(d)(5) from time to time, or

                 (b) The purchase price offered by a buyer, other than the Company or Trustee, making a good faith (as determined by the Plan Administrator) offer to purchase such shares of Qualifying Employer Securities.

         The Trust or the Company, as the case may be, may accept the offer as to part or all of the Qualifying Employer Securities at any time during a period not exceeding fourteen (14) days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Administrator. If the offer is not accepted by the Trust, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the fourteen
(14) day period, but only no less favorable to the Shareholder upon terms and conditions of the third party buyer's prior offer. Shares of Qualifying Employer Securities which are publicly traded within the meaning of Treasury Regulation section 54.4975- 7(b)(1)(iv) at the time such rights may otherwise be exercised shall not be subject to this Right of First Refusal.

         Any transactions involving Employer Securities shall be made in accordance with Article XIX. The limitations of Article XVIII, if applicable, shall be in addition to those of this section.

         17.10 The Plan and Trust may not be obligated to acquire Employer Securities from a particular security holder at an indefinite time determined by the happening of an event such as the death of the holder. Shares of Qualifying Employer Securities acquired with the proceeds of a Loan by the Trust shall be subject to a Put Option at the time of distribution, provided that at such time the shares are not publicly traded within the meaning of Treasury Regulation section 54.4975-7(b)(1)(iv) or are subject to a trading restriction within the meaning of Treasury Regulation section 54.4975-7(b)(10).

                 (a) The Put Option shall be exercisable by the Participant or beneficiary, by the donees of either, of by the Trustee of a qualified Plan or Trustee or Custodian of an Individual Retirement Account to which such shares have been transferred in a Rollover transfer, or by a person (including an estate or its distributee) to whom Qualifying Employer Securities pass by reason of the Participant's or Beneficiary's death.

                 (b) The Put Option shall provide that for a period of at least sixty (60) days after such shares are distributed the holder of the option shall have the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Plan Administrator, in accordance with Treasury Regulation section 54.4975-11(d)(5). The period during which the Put Option is exercisable shall not include any period during which the holder is unable to exercise such Put Option because the Company is prohibited from honoring it by federal or state law.

                 (c) The Plan Administrator may direct the Trustee to assume the rights and obligations of the Company at the time the Put Option is exercisable, insofar as the repurchase of Qualifying Employer Securities is concerned.

                 (d) If shares of Qualifying Employer Securities are publicly traded without restriction on the date of distribution, but cease to be publicly traded or become subject to a restriction (as described above) within sixty (60) days after such date, the stock distributed shall be subject to the Put Option described herein for the balance of the sixty (60) day period. The Company shall give written notice to each shareholder within ten
(10) days of the date the Qualifying Employer Securities cease to be publicly traded that the Qualifying Employer Securities is subject to the Put Option for the remainder of the sixty (60) day period.

                 (e) The terms of payment for the purchase of such shares of the Qualifying Employer Securities shall be as set forth in the Put Option and may be either in a lump-sum or in installments, as determined by the Plan Administrator. An installment payment in connection with such Put Option shall:

                          (i)     Be adequately secured, as determined by the
Plan Administrator;

                          (ii)    Bear a reasonable rate of interest, as
determined by the Plan Administrator;

                          (iii) Require equal annual payment;

                          (iv)    Have a payment period not longer than the
greater of:

                                  (a)      Five (5) years from the date the Put
Option is exercised, or

                                  (b)      The earlier of (a) ten (10) years
from the date the Put Option is exercised, or (b) the date any Loan used by the Plan to acquire Qualifying Employer Securities subject to the Put Option has been entirely repaid;

                          (v)     Require that any payments pursuant to the
installment obligations must begin to be made no later than thirty (30) days after the date the Put Option is exercised; and

                          (vi)    In all respects satisfy the requirements of
Treasury Regulation section 54.4975-7(b)(12)(iii).

                 (f) With respect to Post-1986 Employer Securities, the Put Option shall provide for payments in a lump sum if the distribution of shares is being received in installments.

                 (g) The Put Option provided for by this section 17.09 shall continue to apply to shares of Qualifying Employer Securities purchased by the Trustee with the proceeds of a Loan as described herein notwithstanding any amendment to or termination of this Plan which causes the Plan to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code.

                 (h) After the close of the employer's taxable year in which lapse of a Participant's Put Option occurs, and following a determination of the Fair Market Value of the Qualifying Employer Securities as of the anniversary date, the Employer will notify the Participant (who did not exercise the initial Put Option) of the new Fair Market Value of the Qualifying Employer Securities. Each such Participant will then have an additional sixty
(60) days to require that the employer repurchase his stock. If the Participant does not exercise this second put option, then the Qualifying Employer Securities will no longer by subject to a Put Option.

         The Put Option shall further meet the requirements of Article XVIII with respect to Post-1986 Employer Securities.

         17.11 The Plan Administrator shall direct the Trustee, in writing, to apply dividends attributable to Employer Stock acquired with the proceeds of an Exempt Loan (a) to repay such Loan, or (b) to the purchase of additional Employer Stock. If dividends are used to repurchase additional Employer Stock, then the Employer Stock acquired with such dividends shall be allocated to Participant's accounts for whom the dividends are attributable.

         17.12 The protections and rights afforded Participants under this Article shall be nonterminable. Upon the amendment or conversion of this Plan, such provisions shall continue to apply so long as any Qualifying Employer Securities remain in the Plan which were accumulated under the Employee Stock Ownership Plan provisions of the Plan.


                                ARTICLE XVIII
         RIGHTS AND OPTIONS ON DISTRIBUTED SHARES OF COMPANY STOCK

         18.01 Shares of Qualifying Employer Securities distributed by the Trustee shall be subject (if a Put Option is granted), in accordance with Treasury Regulations section 54.4975-7(b)(9), to a Right of First Refusal in favor of the Trust, the Company or both. The terms and conditions of any such Right of First Refusal will be determined by the Plan Administrator.

         18.02 A Participant (or Beneficiary) shall be granted, in accordance with Treasury Regulations section 54.4975-7(b)(10) through (12) at the time that shares of Qualifying Employer Securities are distributed to him, a Put Option to sell the shares, or any part of them to the Company. The Trust may not be required to give such a Put Option, but may assume the responsibility of the Employer under a Put Option. The terms and conditions of any such Put Option will be determined by the Plan Administrator. The Put Option shall be a nonterminable right of the Participant, but it shall apply only if the Qualifying Employer Securities are not readily tradeable on an established securities market at the time of the distribution.

         18.03 The provisions of sections 18.01 and 18.02 shall apply only to Qualifying Employer Securities not purchased with the proceeds of a Loan. Qualifying Employer Securities purchased with the proceeds of such a Loan are subject to the provisions of Article XVII relating to the Put Option and Right of First Refusal.

         18.04 With respect to distributions of Employer Securities from the Plan which are attributable to Post-1986 Employer Securities, if such Employer Securities are not readily tradeable on an established securities market, the Participant or Beneficiary receiving a Total Distribution shall be given a Put Option by the Employer which provides for payments beginning not later than thirty (30) days after the exercise of the Put Option and lasting for not longer than five (5) years and which further provides for adequate security to be given to the recipient and reasonable interest to be paid on the unpaid balance.

         With respect to distributions of Employer Securities from the Plan which are attributable to Post-1986 Employer Securities, if such Employer Securities are not readily tradeable on an established securities market, the Participant or Beneficiary receiving installment distributions shall be given a Put Option by the Employer which provides for payments to be made not later than thirty (30) days after each such installment distribution.

         The obligations under the Put Options to be given by the Employer under this section may be assumed by the Plan & Trust, at the discretion of the Plan Administrator. If such obligations under the Put Option are assumed by the Plan & Trust, the Employer shall be relieved of its obligations under the Put Option.

         The restrictions on the Put Option contained in this section shall be a further limitation on the requirements of Article XVII and shall apply to Post-1986 Employer Securities.


                                  ARTICLE XIX
                        VALUATION OF EMPLOYER SECURITIES
                   TRANSACTIONS INVOLVING EMPLOYER SECURITIES

         19.01 If the securities of the Employer are not readily tradeable on an established securities market as described in section 409(h)(1) of the Code, so that a reasonable valuation may not be obtained from the marketplace, then such Qualifying Employer Securities must be valued at least annually by an independent appraiser who is not associated with the Employer, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a Plan fiduciary.

         The independent appraiser shall be qualified to perform such appraisals and shall have engaged to perform appraisals of value of businesses for a significant number of persons, so that the appraiser shall not be dependent on the Employer or the Plan for a substantial proportion of such appraisal work. The independent appraiser must satisfy the conditions imposed under the regulations under Code section 170(a)(1) for independence of the appraiser and the appraisal. The independent appraiser shall be engaged by and answerable to the Plan and its fiduciaries; however, the fees of the independent appraiser may be paid by the Employer.

         19.02 If there is a public market for Qualifying Employer Securities of the type held by the Plan, (but such market is such so that the securities are not readily tradeable) then the Plan Administrator may use as the value of the shares the price at which such shares traded in such market, provided that such valuation is representative of the fair market value of such shares in the opinion of the Plan Administrator.

         19.03 For purposes of determining the annual valuation of the Plan & Trust and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date or Dates of the Plan. The fair market value of Qualifying Employer Securities shall be determined on such a Valuation Date. The value of Employer Securities as of the most recent Valuation Date shall apply for purposes of valuing distributions and other transactions of the Plan & Trust, except:

                 (a) Transactions in which such valuation is clearly inapplicable;

                 (b) Transactions for which a further valuation is obtained or required to be obtained (such as transaction involving a party-in-interest);

                 (c) In the event that the securities shall become publicly held or that a market with recognizable valuations on a more frequent basis develops for the securities; and

                 (d) In the event that circumstances relating to the business of the Employer change in such a manner as to cause a reasonable man to expect a change in value subsequent to the most recent valuation.

         19.04 For purposes of determining the value of Qualifying Employer Securities for purposes of a transaction involving a party-in-interest, the fair market value of such securities as of the date of the transaction shall be used. If there has been no substantial change in the business of the corporation and if the transaction is to take place upon the receipt of a valuation by an independent appraiser of the Qualifying Employer Securities as of the most recent Valuation Date, then the value of such securities may be the same as that obtained as the result of such most recent valuation, provided that the independent appraiser certifies that such value has not changed and the current value fair market value of the Qualifying Employer Securities is the same as at the time of such prior valuation.

         19.05 If the Employer Securities held by the Plan are not readily tradeable on an established securities market, a Put Option shall be granted by the Employer upon the distribution of Employer Securities to the Participants, regardless of whether the Employer Securities were acquired with the proceeds of the exempt Loan. At the time of the grant of a Put Option hereunder, the value of Qualifying Employer Securities to which such Put Option applies shall be determined as of the most recent Valuation Date (or at a more recent value determined in accordance with this Article) at the time of the grant of such Put Option, regardless of the period for which such Put Option is given.

         19.06 The determination of fair market value of Qualifying Employer Securities for all purposes under the Plan shall be made by the Plan Administrator, who, in order to make such determination, shall retain, at the expense of the Employer or of the Plan if used for Plan purposes, a qualified appraiser who customarily makes such appraisals and who is independent of any party to a transaction involving the Plan and Employer Securities. In making the determination of fair market value, the independent appraiser shall consider the following additional criteria:

                 (a) Any current and historical practices which have been consistently and uniformly utilized to value Qualifying Employer Securities in sales transactions between the Company and the stockholders or among and between stockholders.

                 (b) Any agreements, restrictions or limitations with respect to or imposed upon the sale or transfer of Qualifying Employer Securities which establish or stipulate the price at which the Company or Trust may or must purchase such stock under the provisions of the articles, by-laws or written agreements, provided the same or similar restrictions are applicable to substantially all of the outstanding Qualifying Employer Securities and are uniformly and consistently complied with.

                 (c) The price or prices of the stocks of other similar companies which are publicly traded in an established market where such company or companies are comparable in size, growth, characteristics, product line, market area, profit and financial condition.

                 (d) The capitalization of earnings method of valuation applied to the earning power of the Company as related to the rates of return available in the money market for alternative investments, with consideration given to expected rates of growth and potential risk.

                 (e) Adjusted book value approach which takes into consideration balance sheet items which require a substitution of appraised values to make a determination of fair market value.

                 (f) Such other information concerning the Company and its condition and prospects, financial and otherwise, generally used in the determination of the fair market value of corporation stock of comparable public or private companies engaged in the same or similar industries, by independent investment analysts nationally recognized as having expertise in rendering such evaluations.

                 (g) Such other evaluation techniques, such as use of capitalization ratios, deemed appropriate by the Committee and executed by an independent appraiser having expertise in rendering such evaluations.

         19.07 All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgment of the Plan Administrator, do not exceed the fair market value of such Qualifying Employer Securities.

         19.08 In the event that the Trustee acquires shares of Qualifying Employer Securities by purchase from a "disqualified person" as defined in Code section 4975(e)(2), in exchange for cash or other assets of the Trust, the terms of such purchase shall contain the provision that in the event that there is a final determination by the Internal Revenue Service or court of competent jurisdiction that the fair market value of such shares of Company Stock as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash, shares of Company Stock, or any combination thereof equal in value to the difference between the purchase price and said fair market value for all such shares. In the event that cash and/or shares of Company Stock are paid and/or transferred to the Trustee under this provision, share of Company Stock shall be valued at their fair market value as of the date of said purchase, and interest at a reasonable rate from the date of purchase to the date of payment shall be paid by the seller on the amount of cash paid.

         19.09 The Plan Administrator may direct the Trustee to sell, resell or otherwise dispose of Qualifying Employer Securities to any person, including the Employer, provided that any such sales to any disqualified person, including the Employer, will be made at not less than the fair market value and no commission is charged. Any such sales shall be made in conformance with section 408(e) of ERISA. All sales of company stock by the Trustee will be charged pro rata to the Company Stock Accounts of the Participants.

         19.10 In the event the Plan Administrator directs the Trustee to dispose of any Qualifying Employer Securities held as Trust Assets under circumstances which require registration and/or qualification of the securities under applicable Federal or State securities laws, then the Employer, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

                                   ARTICLE XX
                                 MISCELLANEOUS

         20.01 If the Company and each other Employer shall at any time become insolvent or in the event of a dissolution, merger, or consolidation without any provision being made for the continuance of this Trust, the Trust hereby created shall terminate and the Trust shall be operated by the person authorized to act for the Company. If it is determined to terminate the Trust, the Trustee shall proceed in the manner herein provided in the event of termination of the Trust.

         20.02 This Agreement shall be binding upon the beneficiaries, heirs, executors, administrators, distributees, and assigns of the Participants hereunder and upon the successors and assigns of the Employer and of the Trustee, under this Trust.

         20.03 The Employer agrees to furnish the Trustee such information in the Employer's possession as the Trustee shall require from time to time to perform the duties under the Trust.

         20.04 In the event of a dissolution, merger or consolidation of the Employer, provisions may be made by the successor for the continuation of this Trust, and said successor shall in such event be substituted in place of the present Employer by an instrument authorizing such substitution executed by the Employer and his successor, a copy of which shall be delivered to the Trustee.

         20.05 The Trustee and the Employer may enter into an extra agreement of Trust solely with regard to the provisions of Article XII for the purpose of modifying the powers, duties, or administration of the Trustee or for allocating specific duties among the Trustees (or other fiduciaries) or for allocating specific duties to an investment adviser or an investment manager. Any such agreement, shall be in writing executed with the same formality as the Trust, and shall be deemed a part of the Trust as if the same were herein incorporated. A copy of any such agreement shall be delivered to any insurer.

         20.06 This Trust may be executed in any number of counterparts, each of which shall be deemed to be an original, and the counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

         20.07 The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and Participant or to be a consideration for an inducement or condition of the employment of any person. Nothing herein contained shall be deemed to give to any employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge or terminate the employment of any employee at any time, nor shall it be deemed to give to the Employer the right to require an employee to remain in its employ nor shall it interfere with the employee's right to terminate his employment at any time.

         20.08 In any action or proceeding involving the Trust, or any property constituting part or all thereof, or the administration thereof, Employees or former Employees of the Company or an Affiliate or the Beneficiaries or any other person having or claiming to have an interest in the Trust Assets or under the Plan shall not be necessary parties nor entitled to any notice of process.

         20.09 Any final judgment which is not appealed or appealable that may be entered in any legal action or proceeding shall be binding and conclusive on the parties hereto, the Plan Administrator, and all persons having or claiming to have an interest in the Trust Assets or under this Plan.

         20.10 This agreement shall be construed and interpreted under the laws of Louisiana to the extent not in conflict with applicable Federal laws.

         The Trustee hereby accepts this amended and restated Plan and Trust.

         IN WITNESS WHEREOF, the Employer has caused this agreement to be signed by its duly authorized officer, and the Trustee has signed this agreement indicating his acceptance of the Trust, in the presence of the competent undersigned witnesses, on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL CORPORATION,
                                          EMPLOYER:



                                        BY:
---------------------------------           ---------------------------------
                                                   Authorized Officer

---------------------------------


                                        HIBERNIA NATIONAL BANK, TRUSTEE:




                                        BY:
---------------------------------            ---------------------------------
                                                    Authorized Officer

---------------------------------

                           ACKNOWLEDGMENT BY WITNESS



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         BEFORE ME, the undersigned Notary Public, in and for the Parish and State aforementioned, on this day personally appeared ___________________________, to me known to be the person described in the foregoing ____________________________________________ as a witness thereto, who, after being by me first duly sworn, did acknowledge and swear that she executed the same as such witness; that said instrument was executed by the parties thereto in the presence of affiant and of the other subscribing witness, and by all of the parties thereto as their own free act and deed.

         THUS DONE AND SIGNED on this _____ day of _____________, 1993, in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:


---------------------------------         ---------------------------------


---------------------------------


                      ---------------------------------
                                 NOTARY PUBLIC

                           ACKNOWLEDGMENT BY EMPLOYER



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the Parish and State aforementioned, on this day personally appeared _____________________________, known to me personally, who, being by me first duly sworn, did say that he is the President of United Companies Financial Corporation and that he executed the foregoing instrument on behalf of the corporation as the act of such corporation (or entity) for the purposes and considerations therein expressed and in the capacity therein stated.

         THUS DONE AND SIGNED on this _____ day of _____________, 1994, in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL CORPORATION
                                        EMPLOYER:



                                        By:
---------------------------------           ---------------------------------
                                                     Authorized Officer

---------------------------------



                      ---------------------------------
                                 NOTARY PUBLIC

                         ACKNOWLEDGMENT BY BANK TRUSTEE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         BEFORE ME, the undersigned Notary Public, in and for the Parish and State aforementioned, on this day personally appeared ______________________, personally known to me who, after being by me first duly sworn, did say that he is the trust officer of Hibernia National Bank whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer of the Trustee for the purposes and considerations therein stated and that he is authorized to act for the Bank in this capacity.

         THUS DONE AND SIGNED on this _____ day of _____________, 1994, in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              HIBERNIA NATIONAL BANK TRUSTEE:



                                        By:
---------------------------------          ---------------------------------
                                                    Authorized Officer


---------------------------------




                      ---------------------------------
                                 NOTARY PUBLIC

                    FIRST AMENDMENT TO THE 1994 RESTATEMENT
                                     OF THE
                     UNITED COMPANIES FINANCIAL CORPORATION

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

          _________________________________________________________


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BE IT KNOWN, that on the _____ day of February, 1995, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

         UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                                      AND

         HIBERNIA NATIONAL BANK, a national banking association having an office and place of business in Baton Rouge, Louisiana, represented by its undersigned Trust Officer, duly authorized to represent the Bank (hereinafter referred to as "Trustee").


                                  WITNESSETH:

         WHEREAS, the Employer did establish the United Companies Financial Corporation Profit Sharing Plan and Trust on December 31, 1960, and amended, restated and converted said Profit Sharing Plan and Trust to a stock bonus plan with ESOP features to be known as the United Companies Financial Corporation Employee Stock Ownership Plan and Trust ("Plan & Trust") on September 1, 1975, which Plan & Trust was restated on July 11, 1984, and again restated the Plan and Trust effective January 1, 1987, and most recently amended and restated said Plan and Trust September 1, 1994, and wishes to further amend said Plan & Trust; and

         WHEREAS, the Employer now desires to amend the Plan to clarify that the Trustee is a directed Trustee as to the acquisition or disposition of Qualifying Employer Securities and as to any Loan made pursuant to Article XVII of the Plan (an "Exempt Loan"); and

         WHEREAS, Hibernia National Bank is the Trustee of the Plan and Trust, whose consent is necessary to effectuate any amendment to the Trust provisions of the Plan and Trust by the Employer; and

         WHEREAS, the Trustee does consent to the following amendments to the Plan and Trust; and

         NOW THEREFORE, the Employer does hereby amend the Plan and Trust, and the Trustee concurs in and accepts such amendment, effective January 1, 1995, except as otherwise provided herein, as follows:

         Article XVII is hereby amended by adding Section 17.13 to read as follows:

                 "7.13 (a) Purpose. The provisions of this section 17.13 are intended to provide to the Trustee with direction as to the acquisition or disposition of Qualifying Employer Securities hereunder and as to the consummation of an Exempt Loan in connection therewith.

                 (b) Contributions. In no event shall the Trustee have any responsibility or liability for the computation or collection of any Contribution to be made by the Employer under the terms of the Plan, including whether any Contribution is sufficient to pay any principal or interest then due with respect to an outstanding Exempt Loan. The Trustee shall apply any such contribution to the payment of an Exempt Loan solely in accordance with the written instructions of the Plan Administrator. To the extent the amount due under the terms of any such loan exceeds the amount of any contribution, the Trustee shall have no liability for any such short fall and shall act with respect to any such short fall solely in accordance with the instructions of the Plan Administrator.

                 (c) Exempt Loan. The Trustee shall enter into an Exempt Loan and/or any extension of credit pursuant to an agreement providing for an Exempt Loan or one or more Exempt Loans solely in accordance with the written instructions of the Plan Administrator. The Plan Administrator and/or the Employer shall possess the sole power and authority to negotiate the terms and conditions of any such Loan, to determine whether the provisions of any such Loan constitute an Exempt Loan (within the meaning of the Plan and the provisions of the Code and ERISA), and whether any such Loan (and its related acquisition of Qualifying Employer Securities) satisfies the fiduciary obligations imposed under ERISA.

                 (d) Purchase of Securities. The Trustee shall purchase, from time to time, Qualifying Employer Securities in accordance with the instructions of the Plan Administrator on the open market or by private purchase, including purchase from the Employer of authorized and unissued shares and shares held as treasury stock. Purchases shall be made at the purchase price(s) directed by the Plan Administrator which shall constitute no more than adequate consideration within the meaning of Code Section 4975. With respect to the acquisition of Qualifying Employer Securities through private purchase, the Employer shall pay the actual expenses of such transaction; no form of commission shall be paid by the Trustee from the Trust fund established hereunder.

                 The Trustee shall not be liable for the acquisition, retention or disposition of Qualifying Employer Securities in accordance with the instructions of the Plan Administrator. The Trustee shall have no obligation to anticipate market conditions or otherwise time the purchase or sale of shares of Qualifying Employer Securities.

                 (e) Default. If a default occurs with respect to an Exempt Loan, the Trustee shall act or refrain from acting solely in accordance with the instructions of the Plan Administrator; the Trustee shall not sell or otherwise dispose of Qualifying Employer Securities, except in accordance with such instructions.

                 (f) Instructions. All communications from the Employer or the Plan Administrator shall be made, in writing, signed by an officer of the Employer or an individual authorized to act on behalf of the Plan Administrator. The Plan Administrator shall provide the Trustee with the names and specimen signatures of all individuals authorized to sign or act on behalf of the Plan Administrator and the Employer. The Trustee shall be fully protected in relying on any such communication, and the Trustee shall not be required to verify the accuracy or validity of any such communication, unless it has reasonable grounds to doubt the authenticity of any signature.

                 If the Employer or Plan Administrator communicates or instructs the Trustee orally, such communication shall be confirmed, in writing, as soon as practicable thereafter, and the Trustee shall be fully protected in acting or failing to act in accordance with such oral communication.

                 Instructions hereunder may be given separately or as standing instruction in the discretion of the Employer or the Plan Administrator as the case may be.

                 (g) Indemnity. The Employer agrees to indemnify and hold harmless the Trustee from any claim, liability, fee, expense or other charge (including attorneys' fees) arising from or in connection with the performance of its duties in accordance with the terms of the Plan and this amendment, unless such claim, liability, fee, expense or other charge results from a grossly negligent act or omission, an act or omission performed in bad faith (including a fraudulent act) or an act or omission taken in contravention of the terms of the Plan or the directions of the Employer or the Administrator.

                 Indemnification under this subparagraph (g) shall be made only from the assets of the Employer, and no person entitled to indemnity hereunder shall receive payment, whether directly or indirectly, from the Trust."




         The amendments made hereunder are intended to clarify that the Trustee is to be a directed trustee with respect to the matters described herein, effective as of January 1, 1995. Furthermore, these amendments are intended to be interpreted and construed in accordance with ERISA, the Code, and regulations promulgated thereunder. Any provision of this Amendment shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

         IN WITNESS WHEREOF, the Employer has cause this Amendment to be signed by its duly authorized officer, and the Trustee has accepted this amendment, before the undersigned, competent witnesses, on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                           CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                                 Dale E. Redman
                                                 Authorized Officer
--------------------------------



WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------            --------------------------------
                                                  Authorized Officer

--------------------------------

                           ACKNOWLEDGMENT BY EMPLOYER



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the Parish and
State aforementioned, on this day personally appeared   Dale E. Redman, known
to me personally, who, being by me first duly sworn, did say that he is the Authorized Officer of United Companies Financial Corporation, a Louisiana corporation, and that as such duly authorized officer of the Board of Directors of said Corporation, he signed and executed the foregoing instrument on behalf of the corporation and as the act of such corporation (or entity) for the purposes and consideration therein expresses, and in the capacity therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this the _______ day of February, 1995.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                          CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                              Dale E. Redman
                                              Authorized Officer
--------------------------------



                      --------------------------------
                                 NOTARY PUBLIC

                         ACKNOWLEDGMENT BY BANK TRUSTEE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the County/Parish and State aforementioned, on this day personally appeared __________________________________, known to me personally, who, after being by me first duly sworn, did say that he is the trust officer of Hibernia National Bank whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer of the Trustee for the purposes and considerations therein stated.

         THUS DONE AND SIGNED on this _____ day of February, 1995, and in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------           --------------------------------
                                                 Authorized Officer


--------------------------------



                      --------------------------------
                                 NOTARY PUBLIC

                    SECOND AMENDMENT TO THE 1994 RESTATEMENT
                                     OF THE
                     UNITED COMPANIES FINANCIAL CORPORATION

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

          _________________________________________________________


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BE IT KNOWN, that on the _____ day of ______________, 1995, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

         UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                                      AND

         HIBERNIA NATIONAL BANK, a national banking association having an office and place of business in Baton Rouge, Louisiana, represented by its undersigned Trust Officer, duly authorized to represent the Bank (hereinafter referred to as "Trustee").


                                  WITNESSETH:

         WHEREAS, the Employer did establish the United Companies Financial Corporation Profit Sharing Plan and Trust on December 31, 1960, and amended, restated and converted said Profit Sharing Plan and Trust to a stock bonus plan with ESOP features to be known as the United Companies Financial Corporation Employee Stock Ownership Plan and Trust ("Plan & Trust") on September 1, 1975, which Plan & Trust was restated on July 11, 1984, and again restated the Plan and Trust effective January 1, 1987, and most recently amended and restated said Plan and Trust September 1, 1994, and wishes to further amend said Plan & Trust; and

         WHEREAS, the Employer now desires to amend the Plan to provide for clarification under Article VII of the Plan and Trust of procedures relating to a distribution of benefits to a Participant who has terminated employment with the Employer; and

         WHEREAS, Hibernia National Bank is the Trustee of the Plan and Trust, whose consent is necessary to effectuate any amendment to the Trust provisions of the Plan and Trust by the Employer; and

         WHEREAS, the Trustee does consent to the following amendments to the Plan and Trust; and

         NOW THEREFORE, the Employer does hereby amend the Plan and Trust, and the Trustee concurs in and accepts such amendment, effective January 1, 1995, except as otherwise provided herein, as follows:

         Article VII, section 7.01 is hereby amended by adding a paragraph at the end of said section 7.01 to read as follows:

                 A Participant who has terminated employment with the Employer shall be entitled to elect to receive a distribution of his Accrued Benefit in any form permitted under the Plan, provided that he has satisfied the following requirements as of the close of the Plan Year preceding the date of distribution:

                          (a) he shall have completed at least ten (10 Years of Service with the Employer or with an Affiliated Employer during the period of affiliation; and

                          (b) the sum of the number of years of his Age and the number of his Years of Service is at least sixty (60).

         The Plan Administrator shall require that such election be made on a form designed to comply with the requirements for an election of distributions under the Plan. A reasonable period of time after the close of the Plan Year shall be allowed for accounting and allocation for the Plan Year, crediting of dividends and earnings for the Plan Year, and time for directing the transfer of stock certificates.

         The amendments made hereunder are intended to qualify the Plan and Trust for the period beginning January 1, 1995, except as otherwise provided herein, as a qualified Employee Stock Ownership Plan under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a wa as to cause the Plan to continue to be a qualified plan under the statutes.

         IN WITNESS WHEREOF, the Employer has cause this Amendment to be signed by its duly authorized officer, and the Trustee has accepted this amendment, before the undersigned, competent witnesses, on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                          CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                                Dale E. Redman
                                                Authorized Officer
--------------------------------




WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------            --------------------------------
                                                  Authorized Officer


--------------------------------

                           ACKNOWLEDGMENT BY EMPLOYER



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the Parish and
State aforementioned, on this day personally appeared   Dale E. Redman, known
to me personally, who, being by me first duly sworn, did say that he is the Authorized Officer of United Companies Financial Corporation, a Louisiana corporation, and that as such duly authorized officer of the Board of Directors of said Corporation, he signed and executed the foregoing instrument on behalf of the corporation and as the act of such corporation (or entity) for the purposes and consideration therein expresses, and in the capacity therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this the _______ day of _______________, 1995.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                          CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                                Dale E. Redman
                                                Authorized Officer


--------------------------------



                      --------------------------------
                                 NOTARY PUBLIC

                         ACKNOWLEDGMENT BY BANK TRUSTEE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the County/Parish and State aforementioned, on this day personally appeared __________________________________, known to me personally, who, after being by me first duly sworn, did say that he is the trust officer of Hibernia National Bank whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer of the Trustee for the purposes and considerations therein stated.

         THUS DONE AND SIGNED on this ______ day of _____________, 1995, and in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------            --------------------------------
                                                  Authorized Officer

--------------------------------



                      --------------------------------
                                 NOTARY PUBLIC

                    THIRD AMENDMENT TO THE 1994 RESTATEMENT
                                     OF THE
                     UNITED COMPANIES FINANCIAL CORPORATION

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

          _________________________________________________________


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BE IT KNOWN, that on the _____ day of ______________, 1995, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

         UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                                      AND

         HIBERNIA NATIONAL BANK, a national banking association having an office and place of business in Baton Rouge, Louisiana, represented by its undersigned Trust Officer, duly authorized to represent the Bank (hereinafter referred to as "Trustee").


                                  WITNESSETH:

         WHEREAS, the Employer did establish the United Companies Financial Corporation Profit Sharing Plan and Trust on December 31, 1960, and amended, restated and converted said Profit Sharing Plan and Trust to a stock bonus plan with ESOP features to be known as the United Companies Financial Corporation Employee Stock Ownership Plan and Trust ("Plan & Trust") on September 1, 1975, which Plan & Trust was restated on July 11, 1984, and again restated the Plan and Trust effective January 1, 1987, and most recently amended and restated said Plan and Trust September 1, 1994, and wishes to further amend said Plan & Trust; and

         WHEREAS, the Employer now desires to amend the Plan to provide for clarification under Article VIII of the Plan and Trust of procedures relating to a distribution of benefits to a Participant who has terminated employment with the Employer; and

         WHEREAS, Hibernia National Bank is the Trustee of the Plan and Trust, whose consent is necessary to effectuate any amendment to the Trust provisions of the Plan and Trust by the Employer; and

         WHEREAS, the Trustee does consent to the following amendments to the Plan and Trust; and

         NOW THEREFORE, the Employer does hereby amend the Plan and Trust, and the Trustee concurs in and accepts such amendment, effective January 1, 1994, except as otherwise provided herein, as follows:

         Article V is hereby amended by substituting the attached pages 38 and 39 for pages 38 and 39 of the Plan to clarify the provisions of Sections 5.01 and 5.02 thereof.

         Article VIII is hereby amended by substituting the attached pages 57, 58, and 59 for pages 57 through 59, inclusive, of the Plan to clarify the provisions of Sections 8.01 and 8.02 thereof.

         The amendments made hereunder are intended to qualify the Plan and Trust for the period beginning January 1, 1994, except as otherwise provided herein, as a qualified Employee Stock Ownership Plan under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

         IN WITNESS WHEREOF, the Employer has cause this Amendment to be signed by its duly authorized officer, and the Trustee has accepted this amendment, before the undersigned, competent witnesses, on the date indicated above, at Baton Rouge, Louisiana.


WITNESSES:                              UNITED COMPANIES FINANCIAL
                                          CORPORATION, as EMPLOYER


                                        By:
--------------------------------           --------------------------------
                                                  Dale E. Redman
                                                  Authorized Officer

--------------------------------



WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------            --------------------------------
                                                  Authorized Officer

--------------------------------

                           ACKNOWLEDGMENT BY EMPLOYER



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the Parish and
State aforementioned, on this day personally appeared   Dale E. Redman, known
to me personally, who, being by me first duly sworn, did say that he is the Authorized Officer of United Companies Financial Corporation, a Louisiana corporation, and that as such duly authorized officer of the Board of Directors of said Corporation, he signed and executed the foregoing instrument on behalf of the corporation and as the act of such corporation (or entity) for the purposes and consideration therein expresses, and in the capacity therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this the _______ day of _______________, 1995.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                          CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                                   Dale E. Redman
                                                   Authorized Officer

--------------------------------





                      --------------------------------
                                 NOTARY PUBLIC

                         ACKNOWLEDGMENT BY BANK TRUSTEE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the County/Parish and State aforementioned, on this day personally appeared __________________________________, known to me personally, who, after being by me first duly sworn, did say that he is the trust officer of Hibernia National Bank whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer of the Trustee for the purposes and considerations therein stated.

         THUS DONE AND SIGNED on this ______ day of _____________, 1995, and in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              HIBERNIA NATIONAL BANK, as TRUSTEE


                                        By:
--------------------------------             --------------------------------
                                                   Authorized Officer


--------------------------------




                      --------------------------------
                                 NOTARY PUBLIC

                REVISED FIFTH AMENDMENT TO THE 1994 RESTATEMENT
                                     OF THE
                     UNITED COMPANIES FINANCIAL CORPORATION

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

          _________________________________________________________


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BE IT KNOWN, that on the dates and at the places hereinafter written, in the presence of the undersigned witnesses, personally came and appeared:

         UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                                      AND

         HIBERNIA NATIONAL BANK, a national banking association having an office and place of business in Baton Rouge, Louisiana, represented by its undersigned Trust Officer, duly authorized to represent the Bank (hereinafter referred to as "Resigning Trustee")

                                      AND

         U. S. TRUST COMPANY OF CALIFORNIA, N.A., a national banking association having an office and place of business 555 South Flower Street, Suite 2700, Los Angeles, California 90007-2429, herein represented by its undersigned Trust Officer, duly authorized to represent the Bank (hereinafter referred to as "Trustee" or "Successor Trustee")

                              W I T N E S S E T H:

         WHEREAS, the Employer did establish the United Companies Financial Corporation Profit Sharing Plan and Trust on December 31, 1960, and amended, restated and converted said Profit Sharing Plan and Trust to a stock bonus plan with ESOP features to be known as the United Companies Financial Corporation Employee Stock Ownership Plan and Trust ("Plan & Trust") on September 1, 1975, which Plan & Trust was restated on July 11, 1984, and most recently restated

September 1, 1994, amended February 6, 1995, March 6, 1995 and August 4, 1995, and wishes to further amend said Plan & Trust; and

         WHEREAS, the Employer now desires to amend the Plan to designate the Successor Trustee of the Plan as set forth below; and

         WHEREAS, the Resigning Trustee hereby resigns and the Successor Trustee agrees to serve as the Trustee of the Plan; and

         WHEREAS, the Successor Trustee is domiciled in the State of California, the Employer desires to amend the Plan and Trust to reflect that the Trust is governed by the laws of the State of California; and

         WHEREAS, pursuant to the terms of the Plan and Trust, it is necessary for the Trustee of the Plan and Trust to give consent to effectuate any amendment to the Trust provisions of the Plan and Trust by the Employer; and

         WHEREAS, the Trustee does consent to the following amendments to the Plan and Trust; and

         NOW THEREFORE, the Fifth Amendment is hereby revised and corrected to read as set forth herein, the Successor Trustee shall be designated as the Trustee of the Plan and Trust, effective September 1, 1995; the Resigning Trustee is hereby removed and/or agrees to resign; the Resigning Trustee is directed to transfer the assets of the Trust to the Successor Trustee as soon as practicable after the effective date hereof; and the following additional amendments are made to the Plan and Trust. The Fourth Amendment to the Plan and Trust does not exist.

         FURTHER, the Employer does hereby amend the Plan and Trust, and the Trustee concurs in and accepts such amendment, effective September 1, 1995, except as otherwise provided herein, as follows:

         Article X is hereby amended by deleting the word "Louisiana" in every place it appears in section 10.01 and substituting the word "California" therefor.
         Article XII is hereby amended by deleting the word "Louisiana" in every place it appears in section 12.01 and substituting the word "California" therefor.
         Article XII is further amended by adding the following language at the end of section 12.03 thereof:

                 Funds of the Plan may be invested in deposit accounts, certificates of deposit or similar accounts with U.S. Trust Fiduciary Service, Ltd., 1300 Eye Street, NW, Suite 1080 E, Washington, D.C. 20005, or its affiliates.

         Article XII is hereby further amended, effective on the date of execution, by adding the following language at the end of section 12.19 thereof:

                 "During the period of transfer of assets from the Resigning Trustee to the Successor Trustee, both Resigning Trustee and Successor Trustee shall have responsibility for the assets held by each, respectively; however, after the effective date only the Successor Trustee shall have authority and power to make investments."

         Article XII is hereby further amended by adding the following language at the end of section 12.21 thereof:

                 "Investment may be made in collective investment funds, maintained by U.S. Trust Company of California, N.A., or its affiliates, the terms of which are incorporated herein by reference, or in mutual funds managed by U.S. Trust Company of California, N.A., or its affiliates."

         Article XX is hereby amended by deleting the word "Louisiana" in section 20.10 and substituting the word "California" therefor.

                 The amendments made hereunder are intended to qualify the Plan and Trust for the period beginning September 1, 1995, except as otherwise provided herein, as a qualified Employee Stock Ownership Plan under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law.

In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

         IN WITNESS WHEREOF, the Employer has cause this Amendment to be signed by its duly authorized officer, the Resigning Trustee has evidenced its resignation through its duly authorized Trust Officer, and the Trustee has accepted its designation as Successor Trustee and has further accepted this amendment, before the undersigned, competent witnesses, on the date indicated above.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                           CORPORATION, as EMPLOYER


                                        By:
--------------------------------            --------------------------------
                                                    Authorized Officer

--------------------------------        At Baton Rouge, Louisiana, this
                                        _____ day of _____________, 1995.


WITNESSES:                              HIBERNIA NATIONAL BANK,
                                            as RESIGNING TRUSTEE



                                        By:
--------------------------------            --------------------------------
                                                  Authorized Officer

--------------------------------        At Baton Rouge, Louisiana, this
                                        _____ day of _____________, 1995.


WITNESSES:                              U.S. TRUST COMPANY OF CALIFORNIA,
                                           N.A., as TRUSTEE



                                        By:
--------------------------------              --------------------------------
                                                   Authorized Officer

--------------------------------        At Los Angeles, California, this
                                        _____ day of _____________, 1995.

                           ACKNOWLEDGMENT BY EMPLOYER



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the Parish and
State aforementioned, on this day personally appeared   Dale E. Redman, known
to me personally, who, being by me first duly sworn, did say that he is the Authorized Officer of United Companies Financial Corporation, a Louisiana corporation, and that as such duly authorized officer of the Board of Directors of said Corporation, he signed and executed the foregoing instrument on behalf of the corporation and as the act of such corporation (or entity) for the purposes and consideration therein expresses, and in the capacity therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this the _______ day of _______________, 1995.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                            CORPORATION, as EMPLOYER



                                        By:
--------------------------------            --------------------------------
                                                 Dale E. Redman
                                                 Authorized Officer

--------------------------------




                      --------------------------------
                                 NOTARY PUBLIC

                      ACKNOWLEDGMENT BY RESIGNING TRUSTEE



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, in and for the County/Parish and State aforementioned, on this day personally appeared __________________________________, known to me personally, who, after being by me first duly sworn, did say that he is the trust officer of Hibernia National Bank whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer of the Resigning Trustee for the purposes and considerations therein stated.

         THUS DONE AND SIGNED on this ______ day of _____________, 1995, and in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              HIBERNIA NATIONAL BANK,
                                           as RESIGNING TRUSTEE


                                        By:
--------------------------------            --------------------------------
                                                 Authorized Officer


--------------------------------



                      --------------------------------
                                 NOTARY PUBLIC

                      ACKNOWLEDGMENT BY SUCCESSOR TRUSTEE



STATE OF CALIFORNIA

COUNTY/PARISH OF __________________


         BEFORE ME, the undersigned Notary Public, in and for the County and State aforementioned, on this day personally appeared

______________________________________, known to me personally, who, after being by me first duly sworn, did say that he is the trust officer of U.S. TRUST COMPANY OF CALIFORNIA, N.A., whose name is subscribed to the foregoing instrument and that he executed same as an act in his capacity as officer for the purposes and considerations therein stated.

         THUS DONE AND SIGNED on this _____ day of _____________, 1995 in the presence of the undersigned competent witnesses, at Los Angeles, California.

WITNESSES:                              U.S. TRUST COMPANY OF CALIFORNIA,
                                          N.A., AS SUCCESSOR TRUSTEE


                                        BY:
--------------------------------            --------------------------------
                                                   Authorized Officer




                      --------------------------------
                                 NOTARY PUBLIC

                     My Commission Expires: _______________